UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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GE FUNDS

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GE FUNDS

GE SMALL-CAP EQUITY FUND

3001 Summer Street

Stamford, Connecticut 06905

SPECIAL MEETING OF SHAREHOLDERS

YOUR VOTE IS IMPORTANT

June 20, 2008

Dear Shareholder:

We are asking for your support of a set of important proposals affecting your investment in the GE Small-Cap Equity Fund (the “Fund”), a series portfolio of the GE Funds (the “Trust”).

A Special Meeting (the “Meeting”) of the shareholders of the Fund will be held on August 6, 2008, at the Sheraton Stamford Hotel, 2701 Summer Street, Stamford, Connecticut 06905, at 3:00 p.m., Eastern time, or any adjournment(s) or postponement(s) thereof.

At the Meeting, shareholders of the Fund will be asked to consider a number of important proposals pertaining to a plan intended to improve the Fund. Although there are numerous items to consider, they all relate to the proposed restructuring of the Fund into a multi-manager fund with several sub-advisers, and the modernization of various investment policies for the Fund. The primary potential advantages associated with a restructured Fund, as discussed in the proxy material, would be additional investment capacity, exposure to different investment styles, greater diversification and exposure to different managers. The attached proxy materials describe the proposals in detail and the reasons behind their submission for approval to the shareholders of the Fund.

As a shareholder, you are being asked to provide your voting instructions on each proposal. The Board of Trustees has concluded that these proposals are in the best interest of the shareholders of the Fund.

For more information about these proposals, please take the time to review the attached proxy materials and vote now. The Board of Trustees unanimously recommends that you vote in favor of each proposal.

•	To ensure that your vote is counted, please mark your vote on the enclosed Proxy Ballot.

•	Sign and mail your Proxy Ballot promptly.

•	You may also vote by telephone or on the Internet.

•

If you determine at a later date that you wish to attend the Meeting, you may revoke your Proxy Ballot and vote in person; provided, however, that if your shares are held of record by a broker-dealer (or other nominee), you must obtain a “legal proxy” from your broker-dealer of record (or other nominee) and present it to the Inspector of Ballots at the Meeting.

Thank you for your prompt attention to this matter. If you have any questions about the proposals, please do not hesitate to contact the Fund toll free at 1-866-207-2324.

Sincerely,

/s/    Michael J. Cosgrove

Michael J. Cosgrove

President of GE Funds

GE FUNDS

GE SMALL-CAP EQUITY FUND

3001 Summer Street

Stamford, Connecticut 06905

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON AUGUST 6, 2008

Notice is hereby given that a special meeting (the “Meeting”) of the shareholders of the GE Small-Cap Equity Fund (the “Fund”), a series portfolio of the GE Funds (the “Trust”), will be held on August 6, 2008, at the Sheraton Stamford Hotel, 2701 Summer Street, Stamford, Connecticut 06905, at 3:00 p.m., Eastern time, or any adjournment(s) or postponement(s) thereof.

The Meeting will be held for the following purposes:

1. To approve a new sub-advisory agreement with the Fund’s current sub-adviser and new sub-advisory agreements with each of the three proposed new sub-advisers, as follows:

A.	a new sub-advisory agreement with the Fund’s current sub-adviser, Palisade Capital Management LLC;

B.	proposed new sub-adviser Champlain Investment Partners, LLC (under its current ownership);

C.	proposed new sub-adviser Champlain Investment Partners, LLC (after its ownership changes);

D.	proposed new sub-adviser GlobeFlex Capital, LP; and

E.	proposed new sub-adviser SouthernSun Asset Management, Inc.

2. To approve an amendment to the Investment Advisory and Administration Agreement to increase the management fee rate paid by the Fund to GE Asset Management Incorporated (“GEAM”), the Fund’s investment adviser, and to reflect various additional responsibilities related to a fund with multiple sub-advisers.

3. To approve the use of a “manager of managers” arrangement whereby GEAM, as the Fund’s investment adviser, under certain circumstances, will be able to hire and replace sub-advisers to the Fund without obtaining shareholder approval.

4. To approve the amendment of each of the following fundamental investment policies of the Fund:

A.	To amend the Fund’s investment policies on senior securities.

B.	To amend the Fund’s investment policy on real estate investments.

C.	To amend the Fund’s investment policy on making loans.

D.	To amend the Fund’s investment policy on borrowing.

E.	To amend the Fund’s investment policy on diversification.

F.	To amend the Fund’s investment policy on commodities.

5. To transact such other business as may properly come before the Meeting or any adjournment(s) thereof.

Only shareholders of record at the close of business on June 12, 2008, are entitled to notice of, and to vote at, the Meeting, or any adjournment(s) or postponement(s) thereof.

Your vote on these proposals is important. Please vote as soon as possible to save the expense of additional solicitations. You can vote quickly and easily by completing and mailing the enclosed proxy ballot (the “Proxy Ballot”), or by telephone or on the Internet. Just follow the simple instructions that appear on your enclosed Proxy Ballot. Please help the Fund avoid the expense of a follow-up mailing by voting today. Your vote is important to us regardless of the number of shares that you own.

By Order of the Board of Trustees

/s/ Jeanne M. La Porta
Jeanne M. La Porta
Secretary
Stamford, Connecticut
June 20, 2008

1

GE FUNDS

GE SMALL-CAP EQUITY FUND

3001 Summer Street

Stamford, Connecticut 06905

June 16, 2008

PROXY STATEMENT

This Proxy Statement is being furnished to shareholders of the GE Small-Cap Equity Fund (the “Fund”), a series portfolio of the GE Funds (the “Trust”), in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of Trust with respect to the Fund to be used at the Special Meeting of Shareholders of the Fund (the “Meeting”), and at any adjournment(s) or postponement(s) thereof. This Proxy Statement and the attached materials are being mailed on or about June 20, 2008.

Supplied with this Proxy Statement is the formal Notice of the Special Meeting and a proxy ballot (the “Proxy Ballot”). Please read the enclosed materials carefully and cast your vote. The Meeting is to be held on August 6, 2008, at 3:00 p.m., Eastern time, at the Sheraton Stamford Hotel, 2701 Summer Street, Stamford, Connecticut 06905, for the purposes set forth below and in the accompanying Notice of Special Meeting of Shareholders.

At the Meeting, the shareholders of the Fund will be asked to vote on the following matters:

1. To approve a new sub-advisory agreement with the Fund’s current sub-adviser and new sub-advisory agreements with each of the three proposed new sub-advisers, as follows:

A.	a new sub-advisory agreement with the Fund’s current sub-adviser, Palisade Capital Management LLC;

B.	proposed new sub-adviser Champlain Investment Partners, LLC (under its current ownership);

C.	proposed new sub-adviser Champlain Investment Partners, LLC (after its ownership changes);

D.	proposed new sub-adviser GlobeFlex Capital, LP; and

E.	proposed new sub-adviser SouthernSun Asset Management, Inc.

2. To approve an amendment to the Investment Advisory and Administration Agreement to increase the management fee rate paid by the Fund to GE Asset Management Incorporated (“GEAM”), the Fund’s investment adviser, and to reflect various additional responsibilities related to a fund with multiple sub-advisers.

3. To approve the use of a “manager of managers” arrangement whereby GEAM, as the Fund’s investment adviser, under certain circumstances, will be able to hire and replace sub-advisers to the Fund without obtaining shareholder approval.

4. To approve the amendment of each of the following fundamental investment policies of the Fund:

A.	To amend the Fund’s investment policies on senior securities.

B.	To amend the Fund’s investment policy on real estate investments.

C.	To amend the Fund’s investment policy on making loans.

D.	To amend the Fund’s investment policy on borrowing.

E.	To amend the Fund’s investment policy on diversification.

F.	To amend the Fund’s investment policy on commodities.

5. To transact such other business as may properly come before the Meeting or any adjournment(s) thereof.

The Board has fixed June 12, 2008, as the record date (“Record Date”) for the determination of shareholders entitled to notice of and to vote at the Meeting, or any adjournment(s) or postponement(s) thereof.

Copies of the Fund’s most recent Annual Report to shareholders, and the most recent Semi-Annual Report to shareholders succeeding the Annual Report, if any, will be furnished without charge upon request by writing to the Fund at 3001 Summer Street, Stamford, Connecticut 06905, Attn: Mutual Fund Services, or by calling 1-800-242-0134.

BACKGROUND ON THE PROPOSALS

What is the purpose of this special shareholder meeting?

GEAM and the Board propose to change the Fund from having a single sub-adviser to using multiple sub-advisers. Proposals 1 through 3 described in this Proxy Statement all are believed to be necessary to implement an arrangement with multiple sub-advisers. The additional proposals to modernize various investment policies, which should not have much effect on the day-to-day management of the Fund, are intended to bring those policies in line with changes that have been made to other funds advised by GEAM and to reflect developments and changes in the law and regulatory interpretations. GEAM also believes it would be appropriate to allow the proposed sub-advisers to manage assets under these revised investment policies.

THE BOARD OF TRUSTEES OF THE FUND

RECOMMENDS THAT YOU VOTE TO APPROVE THE PROPOSALS

Why does GEAM propose changing from a single sub-adviser to multiple sub-advisers?

GEAM has, for well over a year with the assistance of an independent expert consulting firm, been considering and analyzing potential ways to restructure the Fund and the other small-cap oriented mutual funds it manages. The primary reason for considering whether and how to restructure the Fund relates to GEAM’s concerns about the investment capacity of the existing sole sub-adviser. “Investment capacity” is the total amount of assets that can effectively be managed in an optimal manner by an investment adviser using a particular strategy. GEAM was concerned that the size of the Fund could exceed the investment capacity of the Fund’s existing sole sub-adviser.

GEAM has on various occasions discussed the proposed restructuring with the Board. Although recent declines in the Fund’s assets from falls in stock prices have reduced the urgency of the capacity concerns, GEAM still believes it would be in the best interest of the Fund’s shareholders to effect the proposed restructuring. GEAM and the Board considered other alternatives, including closing the Fund to new investors, as well as changing to a new sub-adviser with greater capacity to accommodate management of the Fund’s assets. GEAM and the Board believe that the proposals in this Proxy Statement present the best available restructuring alternative for the Fund. On March 12, 2008, the Board, including the Trustees of the Trust that are not “interested persons” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members” of the Trust), approved the proposals in this Proxy Statement, and is recommending that the shareholders of the Fund also approve them.

GEAM believes that using multiple sub-advisers has the greatest potential to improve the Fund and to address many concerns it has with using the current single sub-adviser for this Fund. Many investment managers also believe that a “manager-of-managers” structure has important advantages. Here are the potential advantages seen by GEAM:

•

Increased investment capacity. GEAM has found that investment managers with small-cap expertise typically have limits on the total assets they can effectively manage according to their investment styles. Because the current sub-adviser is the sub-adviser to three mutual funds and manages certain other assets affiliated with GEAM, the total assets managed by the sub-adviser may at some point exceed the amount that would allow optimal on-going management of the Fund. Restructuring the Fund to use multiple sub-advisers would effectively increase the investment capacity for the Fund and allow for its future growth.

•

Investment style variety. Many investment managers tend to employ a particular investment style or strategy, such as value, growth, core, fundamental research and other more specific characteristics such as expertise in particular sectors. By employing several sub-advisers, GEAM believes it can reduce exposure to a single style and a portion, perhaps a large portion, of the extra volatility that may be unique to that style.

•

Potentially greater diversification. Many active investment managers, particularly smaller ones, have a limited number of stocks they recommend and can follow closely. By increasing the number of investment managers responsible for the Fund’s portfolio (and by allocating a portion of the Fund’s assets to each) GEAM believes it is likely the total number of investments in the portfolio will increase, thereby improving the diversification of the Fund.

•

Exposure to different managers. Different investment managers have different strengths and weaknesses. If one manager suffers from underperformance or other concerns, the proposals in this Proxy Statement would allow GEAM the flexibility to allocate the Fund’s assets to stronger managers and more efficiently replace that manager if appropriate.

Some potential disadvantages of a multi-manager structure for the Fund could include (a) the inability of the Fund’s performance to keep up with the performance of a single style, such as growth, that may perform well under certain market conditions, (b) a more-consistent return that is less likely to achieve top relative return compared to other small-cap funds, and (c) one-time adjustments in the Fund’s portfolio that may result from adding new sub-advisers and reducing the portion of the Fund managed by the current sub-adviser. Some of those adjustments may result in taxable gains for shareholders.

Why does GEAM need to amend its advisory agreement with the Fund if only the sub-advisers would change?

GEAM currently pays the management fees charged by the current sub-adviser out of the advisory fees GEAM receives from the Fund. In order to have sufficient revenue from the Fund to compensate various sub-advisers, GEAM believes it needs to increase the advisory fees paid to it by the Fund. GEAM has negotiated what it believes are the most favorable available rates from the proposed new sub-advisers, which would collectively exceed the rates currently charged by the existing sub-adviser. Even with the proposed rate increase, the Board believes the overall advisory fee would be reasonable and compare favorably to other similar mutual funds.

Does the adoption of any proposal depend on the adoption of any other proposals or other events?

Proposals 1A through 1E, 2 and 3 all relate to the proposed multiple sub-adviser structure, none of which would be implemented unless all are approved. Proposals 4A through 4F concerning investment policies would be separately implemented.

GEAM serves as the investment adviser for two other small-cap mutual funds. An identical set of proposals is being made for those other funds. GEAM believes it is most efficient to manage all three small-cap funds in a similar manner, and to allow each proposed sub-adviser to manage those funds in a similar manner. In addition, GEAM believes that the combined assets of all three small-cap mutual funds, as well as any other small-cap assets to be managed using the multiple sub-advisers, would give GEAM greater efficiencies in supervising those sub-advisers and greater influence in its dealings with these and any future proposed sub-advisers, which may ultimately benefit the Fund. For that reason, Proposals 1A through 1E, 2 and 3 relating to the multiple sub-adviser structure, if approved for the Fund, would be implemented only if the same proposals are approved by the shareholders of the Small-Cap Equity Fund series of the GE Institutional Funds, which is a substantially larger fund. Proposals 4A through 4F concerning investment policies would be implemented regardless of whether they are adopted by the other mutual funds.

VOTING INFORMATION

General

GE Funds was organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts on August 10, 1992. The GE Small-Cap Equity Fund was added as a series of the Trust on May 8, 1998.

The Trust is registered with the Securities and Exchange Commission (the “SEC”) as an open-end management investment company under the 1940 Act.

Shareholders Entitled to Vote

Only shareholders of record of the Fund at the close of business on the Record Date will be entitled to vote at the Meeting.

As of the Record Date, there were issued and outstanding shares of beneficial interest of the GE Small-Cap Equity Fund (“Outstanding Shares”) as set forth below:

GE Small-Cap Equity Fund	Number of Outstanding Shares
Class A	3,959,491.549
Class B	435,880.991
Class C	539,297.836
Class R	863.558
Class Y	333,745.520
Total for all classes	5,269,279.454

Submitting and Revoking Your Proxy Ballots

All properly executed and unrevoked Proxy Ballots received in time for the Meeting will be voted as instructed by shareholders. If you execute a Proxy Ballot, but give no voting instructions, your shares that are represented by that Proxy Ballot will be voted “FOR” each proposal and each sub-proposal, as applicable. In addition, if other matters are properly presented for voting at the Meeting, the persons named as proxies will vote on such matters in accordance with their best judgment. We have not received notice of other matters that may properly be presented for voting at the Meeting

Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held. To ensure that your vote is recorded promptly, please vote as soon as possible, even if you plan to attend the Meeting in person. Shareholders have three options for submitting their votes:

1.	Internet—Instructions for casting your vote via the Internet can be found in the enclosed Proxy Ballot. The required control number is printed on your enclosed Proxy Ballot. If this feature is used, you are giving authorization for another person to execute your proxy and there is no need to mail the Proxy Ballot.

2.	Telephone—Instructions for casting your vote via telephone can be found in the enclosed Proxy Ballot. The toll-free telephone number and required control number are printed on your enclosed Proxy Ballot. If this feature is used, you are giving authorization for another person to execute your proxy and there is no need to mail the Proxy Ballot.

3.	Mail—If you vote by mail, please indicate your vote on the enclosed Proxy Ballot, date and sign the card, and return it in the envelope provided. The envelope is addressed for your convenience and needs no postage if mailed in the United States.

We encourage you to vote by Internet or by phone. When you vote using the Internet or by phone before the date of the Meeting, your vote is recorded immediately and there is no risk that postal delays will cause your vote to arrive late and therefore not be counted. If you attend the Meeting, you may also submit your vote in person, and any previous votes that you submitted, whether by Internet, phone or mail, will be superseded by the vote that you cast at the Meeting.

You may revoke your Proxy Ballot at any time prior to its exercise by: (1) submitting a properly executed, later-dated Proxy Ballot, (2) attending the Meeting in person and voting, or (3) submitting a written notice of revocation to the Secretary of the Trust (“Secretary”). If your shares are held through a broker-dealer (or other nominee), you will have to make arrangements with your broker-dealer (or other nominee) in order to revoke any previously executed proxy. To be effective, such revocation must be received by the Secretary prior to the Meeting and must indicate your name and account number.

Solicitation of Proxy Ballots

The cost of the proxy solicitation will be borne by the Fund. The Fund has retained The Altman Group, Inc. to solicit proxies for a fee estimated not to exceed $25,000 plus a reasonable amount to cover out-of-pocket expenses. That fee does not include legal expenses for preparing the proxy materials or the costs of printing and mailing or other miscellaneous related expenses.

Certain trustees, officers and other employees of the Trust or GEAM or its affiliates, without additional compensation, also may solicit proxies personally or in writing, by telephone, e-mail or otherwise. The Trust will request that brokers and nominees who hold shares of the Fund in their names forward these proxy materials to the beneficial owners of those shares. The Trust or GEAM or one of its affiliates may reimburse such brokers and nominees for their reasonable expenses incurred in connection therewith.

Quorum

The presence, in person or by proxy, of the holders of more than 30% of the Outstanding Shares of the Fund constitutes a quorum for the Meeting. All classes of the Fund’s shares will vote together on each proposal and sub-proposal.

Adjournments

It is possible that the Fund may propose to its shareholders one or more adjournments of the Meeting. For example, if sufficient votes to approve one or more of the proposals of the Fund are not received by the date of the Meeting, the Meeting may be adjourned with respect to the Fund to permit further solicitation of proxies. The holders of a majority of shares of the Fund entitled to vote at the Meeting and present in person or represented by proxy (whether or not sufficient to constitute a quorum) may adjourn the Meeting with respect to the Fund. The persons designated as proxies may use their discretionary authority to vote as instructed by management of the Fund on questions of adjournment.

Vote Required

Approval of each proposal, including each of the sub-proposals, requires the affirmative vote of the lesser of: (1) more than 50% of the Outstanding Shares, or (2) 67% or more of the shares present at the Meeting (in person or represented by proxy), if the holders of more than 50% of the Outstanding Shares are present at the Meeting. Each proposal, including each sub-proposal, will be voted on separately. The approval of Proposals 1A through 1E, 2 and 3 are contingent upon the approval of all of them. The approval of Proposals 4A through 4F are not contingent upon the approval of any other proposal or sub-proposal.

For purposes of determining whether shareholders have approved a proposal, broker non-votes (i.e., shares held by brokers who do not have discretionary authority to vote on a particular matter and for which the brokers have not received voting instructions from their customers) and abstentions will be counted as shares present at the Meeting for quorum purposes but will not be voted for or against any adjournment or proposal. Accordingly, broker non-votes and abstentions effectively will be votes “AGAINST” the proposals because each proposal, including each sub-proposal, requires the affirmative vote of a specified majority of the Fund’s outstanding shares.

PROPOSALS 1A THROUGH 1E

APPROVAL OF A NEW SUB-ADVISORY AGREEMENT WITH PALISADE

CAPITAL MANAGEMENT LLC, AND APPROVAL OF NEW SUB-ADVISORY AGREEMENTS

WITH CHAMPLAIN INVESTMENT PARTNERS, LLC; GLOBEFLEX CAPITAL, LP;

AND SOUTHERNSUN ASSET MANAGEMENT, INC.

The Proposals

The Board, including the Independent Board Members, has approved, and recommends that the shareholders of the Fund approve: (i) a new sub-advisory agreement (the “New Sub-Advisory Agreement”) to replace the current sub-advisory agreement with Palisade Capital Management, LLC (“Palisade”), the Fund’s current sole sub-adviser, which will result in an increase in the sub-advisory fee rate paid by GEAM to Palisade; and (ii) the adoption of New Sub-Advisory Agreements between GEAM and each of the following proposed sub-advisers to each serve as a sub-adviser to the Fund: Champlain Investment Partners, LLC; GlobeFlex Capital, LP; and SouthernSun Asset Management, Inc. (each a “New Sub-Adviser” and collectively, the “New Sub-Advisers”). As further explained below, the proposed increase in the sub-advisory fee rate paid by GEAM to Palisade reflects GEAM’s desire to compensate Palisade in line with the range of compensation to be paid to the New Sub-Advisers to the Fund, as part of an overall portfolio management restructuring plan for the Fund. The form of the proposed New Sub-Advisory Agreement in substantially final form is attached as Exhibit A.

The four proposals are as follows:

1A.	Approve a New Sub-Advisory Agreement with Palisade, the current sole sub-adviser;

1B.	Approve a New Sub-Advisory Agreement with Champlain Investment Partners, LLC (under its current ownership);

1C.	Approve a New Sub-Advisory Agreement with Champlain Investment Partners, LLC (after its ownership changes);

1D.	Approve a New Sub-Advisory Agreement with GlobeFlex Capital LP; and

1E.	Approve a New Sub-Advisory Agreement with SouthernSun Asset Management, Inc.

Proposal 1A—Current Sub-Adviser—Palisade

The Fund is currently sub-advised only by Palisade, with its principal office at One Bridge Plaza, Fort Lee, New Jersey 07024, pursuant to a sub-advisory agreement between GEAM and the Trust, on behalf of the Fund, and Palisade (the “Palisade Agreement”). Palisade is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and was formed in 1995 to focus on managing small-cap strategies. Palisade has served as the sole sub-adviser since the Fund’s inception in September 1998. As of March 31, 2008, Palisade had over $2.6 billion in assets under management.

If the proposed New Sub-Advisory Agreement with Palisade is approved by the Fund shareholders, the current team of portfolio managers at Palisade will continue to manage a portion of the Fund’s assets. The Fund is currently managed by Jack Feiler, Jeffrey Schwartz and Dennison T. “Dan” Veru, members of Palisade’s Investment Policy Committee. Mr. Feiler, Mr. Schwartz and Mr. Veru are jointly and primarily responsible for the strategy of the Fund and the day-to-day management of the Fund is executed by Mr. Schwartz.

Jack Feiler, President and Chief Investment Officer, has more than 35 years of investment experience and has served as the principal small-cap portfolio manager at Palisade since the commencement of Palisade’s operations in April 1995. He has served as a portfolio manager of the Fund since its inception. Mr. Feiler is a founding principal of Palisade, and a member of the firm’s Investment Policy Committee. Prior to joining Palisade, Mr. Feiler was a Senior Vice President-Investments at Smith Barney from 1990 to 1995. Jeffrey Schwartz, CFA,

Senior Portfolio Manager, joined Palisade in October 2004, and is a member of the firm’s Investment Policy Committee. Prior to joining Palisade, Mr. Schwartz was Vice President and Senior Portfolio Manager of Safeco Asset Management from September 2003 to September 2004. From June 2001 to August 2003, Mr. Schwartz founded Nantucket Investment Research in Farmington Hills, Michigan, conducted independent investment research and was a private investor. From June 1992 until May 2001, Mr. Schwartz was at Munder Capital Management, most recently as a Senior Portfolio Manager and Principal. Dennison T. (“Dan”) Veru, Executive Vice-President and Co-Chief Investment Officer of Palisade, has over 25 years of investment experience. Since joining Palisade in March 2000, Mr. Veru has been a member of the Investment Policy Committee. Mr. Veru became a principal of Palisade in July 2004. Prior to joining Palisade, he was President and Director of Research at Awad Asset Management, a division of Raymond James & Associates. Prior thereto, Mr. Veru was associated with Mr. Feiler and other principals of Palisade from 1984 to 1992.

Additional information about Palisade, including the principal executive officers and directors of Palisade, and other investment companies with similar investment objectives to that of the Fund for which Palisade provides investment management services, is provided in Exhibit D.

Current Sub-Advisory Agreement with Palisade

Pursuant to the Palisade Agreement, Palisade furnishes investment sub-advisory services in connection with the management of the Fund, subject to the supervision and oversight of GEAM as the adviser of the Fund. Under the terms of the Palisade Agreement, and subject to the supervision and of oversight of GEAM as the adviser of the Fund, Palisade has agreed to, among other things, (1) provide a continuous investment program for the Fund’s assets, including investment research and management, (2) manage the investment and reinvestment of all the assets in the Fund from time to time, (3) place purchase and sell orders for the Fund’s investments, (4) consult with GEAM from time to time regarding market strategy and the Fund’s portfolio characteristics, and (5) provide services in accordance with the Fund’s investment objective, policies and restrictions.

The table below shows the compensation payable to Palisade under the Palisade Agreement for sub-advisory services performed by Palisade, as well as the date of that agreement, and the date on which that agreement was last submitted to shareholders for approval.

Palisade Agreement Date	Date Agreement Was Last Submitted to Shareholders	Sub-Advisory Fee Annual Rate
June 29, 1998	Not applicable. Agreement in place upon inception of Fund.	First $25 million — 0.450%; Next $50 million — 0.400%; Next $100 million — 0.375%; and Amounts over $175 million — 0.350%.

The table below sets forth the total fees paid by GEAM to Palisade for sub-advisory services performed by Palisade during the Fund’s most recently ended fiscal year, as noted:

Fiscal Year Ended	Compensation paid by GEAM to Palisade with Respect to Fund	Effective Sub-Advisory Rate
September 30, 2007	$358,950	0.41%

If Proposals 1A through 1E are approved, although the advisory fee rate would increase, the total fees actually paid in the future to Palisade by GEAM would decrease substantially due to the reduction in assets managed by Palisade. If the proposed sub-advisory fee rate had been in effect for the fiscal year ended September 30, 2007 and, hypothetically, Palisade had managed the anticipated allocation of the Fund’s assets during that period, the compensation paid by GEAM would have been $139,680.

Proposed New Sub-Advisers

GEAM’s recommendations to the Board concerning the proposed New Sub-Advisers were based on an extensive analysis by GEAM, with the assistance of a well-known independent investment consulting firm. A selection process resulted in a more-detailed analysis of 19 remaining potential sub-advisers including Palisade. This list of potential sub-advisers was further narrowed through additional due diligence by GEAM, which involved on-site visits, in-person interviews and the consideration of the history of each sub-adviser’s organization, its people and culture, its investment philosophy and process, its past performance, resources and compliance histories. GEAM also considered how each sub-adviser’s style and portfolio could complement or contrast with the Fund’s other potential sub-advisers. After the conclusion of an extensive and careful selection process, and in consultation with the Board, GEAM proposed that the New Sub-Advisers serve as sub-advisers to the Fund. At a meeting held on March 12, 2008, the Board, including the Independent Board Members, unanimously approved and voted to recommend to the shareholders of the Fund that they approve a New Sub-Advisory Agreement with each of the New Sub-Advisers. A discussion of the considerations and conclusions of the Board with respect to the following New Sub-Advisers is found below in the section entitled “Approval of the Proposed New Sub-Advisory Agreements by the Board and the Independent Board Members.”

Proposals 1B and 1C—Champlain Investment Partners, LLC

Champlain Investment Partners, LLC (“Champlain”), with its principal office at 346 Shelburne Road, 6th Floor, Burlington, Vermont 05401, is a registered investment adviser that was formed in 2004 to focus on managing core small and mid-cap strategies. As of March 31, 2008, Champlain had over $1.4 billion in assets under management.

If the proposed New Sub-Advisory Agreement with Champlain is approved by the Fund shareholders, a portion of the Fund’s assets will be managed by a team of investment professionals led by Scott T. Brayman, CFA, who is the co-founder of Champlain. Mr. Brayman is the Managing Partner and Chief Investment Officer at Champlain and has more than 22 years of investment management experience. Mr. Brayman leads the investment team for both the small and mid-cap strategies at Champlain. Prior to co-founding Champlain in 2004, Mr. Brayman was a Senior Vice President at NL Capital Management, Inc. from 2003 to 2004, and served as a portfolio manager with Sentinel Advisors, Inc. from 1996 to 2004, where he was responsible for managing the small-cap and core mid-cap strategies. Mr. Brayman began his career as a credit analyst with the First National Bank of Maryland.

A number of employees of Champlain, including the co-founders Mr. Brayman and Judith W. O’Connell, currently own 75% of the equity interests of Champlain, while the remaining 25% of Champlain is owned by Rosemont Partners I, LP, a private equity fund managed by Rosemont Investment Partners, LLC (“Rosemont”). Pursuant to an agreement with Rosemont, it is anticipated that the employees of Champlain will acquire the remaining 25% of equity interest in Champlain from Rosemont Partners I, LP in October of 2008. Upon the closing of that transaction, Champlain will be 100% owned by its employees, with no single employee owning 25% or more of the equity interests of Champlain. Therefore, approval of Proposal 1B will be deemed to include approval of the Proposed New Sub-Advisory Agreement with Champlain under its current ownership structure, before that transaction occurs. Approval of Proposal 1C will be deemed to approve a New Sub-Advisory Agreement with Champlain upon the closing of the Rosemont transaction where Champlain becomes 100% owned by its employees, with no single employee owning 25% or more of the equity interests of Champlain. The New Sub-Advisory Agreement with Champlain would automatically terminate as a result of the deemed “assignment” that would occur as a result of the Rosemont transaction. For that reason, approval is also sought for the approval of another New Sub-Advisory Agreement to take effect upon termination of the prior agreement. Approval and implementation of Proposals 1B and 1C are each dependent on the approval of the other.

Additional information about Champlain, including the principal executive officers and directors of Champlain, and other investment companies with similar investment objectives to that of the Fund for which

Champlain provides investment management services, is provided in Exhibit E. Additional information about Rosemont Partners I, LP and Rosemont are also provided in Exhibit E.

Proposal 1D—GlobeFlex Capital, LP

GlobeFlex Capital, LP (“GlobeFlex”), with its principal office at 4365 Executive Drive, Suite 720, San Diego, California 92121, is a registered investment adviser that was formed in 1994 to specialize in equity management for the institutional marketplace, with a focus on both U.S. and international growth small and mid-cap companies. As of March 31, 2008, GlobeFlex had over $7 billion in assets under management, and with over 70 clients.

If the proposed New Sub-Advisory Agreement with GlobeFlex is approved by the Fund shareholders, a portion of the Fund’s assets will be managed by a team of investment professionals led by Robert J. Anslow, Jr., who is the co-founder of GlobeFlex. Mr. Anslow is the Managing Partner and Chief Investment Officer at GlobeFlex and has more than 26 years of investment management experience. Prior to co-founding GlobeFlex in 1994, Mr. Anslow was a Director of the Systematic and Global Portfolio Management/Research Group at Nichlolas-Applegate Capital Management (“Nicholas-Applegate”) from 1986 to 1994, where he built the first systematic process for international investing. Prior to Nicholas-Applegate, Mr. Anslow was responsible for systematic portfolio management and research processes at two major investment institutions: the California Public Employee’s Retirement System (CalPERS) and BayBanks Investment Management of Boston.

Additional information about GlobeFlex, including the principal executive officers and directors of GlobeFlex is provided in Exhibit F.

Proposal 1E—SouthernSun Asset Management, Inc.

SouthernSun Asset Management, Inc. (“SouthernSun”), with its principal office at 6000 Poplar Avenue, Suite 220, Memphis, Tennessee 38119, is a registered investment adviser that was formed in 1989 to focus on both U.S. and international value small and mid-cap companies, serving the institutional marketplace. As of March 31, 2008, SouthernSun had over $1.275 billion in assets under management.

If the proposed New Sub-Advisory Agreement with SouthernSun is approved by the Fund shareholders, a portion of the Fund’s assets will be managed by a team of investment professionals led by Michael W. Cook, CFA, who is the founder of SouthernSun. Mr. Cook is the Chief Executive Officer and Chief Investment Officer at SouthernSun and has more than 20 years of investment management experience. Prior to founding SouthernSun in 1989, Mr. Cook was a portfolio manager/analyst at Street Capital Management from 1986 to 1988, and was an account executive at Merrill Lynch from 1985 to 1986.

Additional information about SouthernSun, including the principal executive officers and directors of SouthernSun, and other investment companies with similar investment objectives to that of the Fund for which SouthernSun provides investment management services, is provided in Exhibit G.

Material Terms of the Proposed New Sub-Advisory Agreements

The proposed New Sub-Advisory Agreements are similar to the existing sub-advisory agreement with Palisade. Although each New Sub-Advisory Agreement will provide the same general responsibilities as the Palisade Agreement, as described earlier, there would exist a few differences, as follows: (1) each New Sub-Advisory Agreement would make clear that the New Sub-Adviser and Palisade will manage only a portion of the Fund’s assets, which can be reallocated in GEAM’s discretion; (2) the New Sub-Advisory Agreement contains more specifics about the various policies, procedures and restrictions that apply to each New Sub-Adviser and Palisade; (3) a New Sub-Adviser and Palisade would be obligated to notify GEAM with respect to pricing problems with portfolio securities; (4) unless instructed otherwise by GEAM, a New Sub-Adviser and

Palisade would be obligated to vote proxies for portfolio holdings in accordance with the New Sub-Adviser’s proxy voting policy and in the best interests of the Fund’s shareholders; (5) a New Sub-Adviser and Palisade may not consult with other sub-advisers to mutual funds advised by GEAM; (6) a New Sub-Adviser and Palisade would be obligated to cooperate with the Trust’s Chief Compliance Officer for compliance-related matters, and to maintain a compliance program required under applicable law; (7) a New Sub-Adviser and Palisade would be specifically required to cooperate with the Board in providing information needed by the Board in determining whether to renew the New Sub-Advisory Agreement on an annual basis; (8) a New Sub-Adviser and Palisade would not be liable for losses except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties, or for a breach of fiduciary duty with respect to its fees; (9) GEAM would indemnify a New Sub-Adviser and Palisade for losses under certain circumstances; (10) each New Sub-Advisory Agreement would have an initial two-year term with annual renewals thereafter, except for Palisade’s New Sub-Advisory Agreement, which would continue on its current annual term; and (11) the Board or a majority of the Fund’s outstanding shares may terminate a New Sub-Advisory Agreement on 60 days’ prior notice.

Proposed New Sub-Advisory Fees

Due to breakpoints in fee schedules, the fee rates under the proposed New Sub-Advisory Agreements for all New Sub-Advisers and Palisade will vary based on the assets allocated to each New Sub-Adviser. If the New Sub-Advisers and Palisade had served as sub-advisers to the Fund under the respective New Sub-Advisory Agreement for the past fiscal year of the Fund ended September 30, 2007, and each New Sub-Adviser and Palisade managed GEAM’s currently targeted portion of the Fund’s assets, the total annual fee rate paid to all New Sub-Advisers and Palisade on a combined basis is estimated by GEAM to have been 0.574%, which is higher than the current sub-advisory fee rate paid to Palisade. Shareholders are also being asked in a separate proposal (which is Proposal 1A) to approve a New Sub-Advisory Agreement for Palisade, which would represent an increase in the management fee rate paid by GEAM to Palisade. GEAM currently pays the sub-advisory fee to Palisade out of GEAM’s advisory fee. GEAM would also pay the sub-advisory fees to the New Sub-Advisers out of its advisory fee. Increases in sub-advisory fees result in increased expenses for the Fund only indirectly to the extent of the increase in GEAM’s advisory fee as described in Proposal 2.

Approval of the Proposed New Sub-Advisory Agreements by the Board and the Independent Board Members

The Board met on March 12, 2008 and again on May 5, 2008 (the “Board Meetings”) to consider the various proposals described in this Proxy Statement related to the restructuring of the Fund into a mutual fund with multiple sub-advisers. Provided below is a description of the Board’s considerations related to the approval of the New Sub-Advisory Agreements with each New Sub-Adviser and Palisade.

In advance of the meeting, the Board received materials relating to the proposals, and had the opportunity to ask questions and request additional information in connection with their consideration. The materials detailed, among other things, the performance history of the Fund, the Fund’s current sub-advisory fee structure, information about each proposed New Sub-Adviser and its respective professional staff, and information detailing each proposed New Sub-Adviser’s investment philosophy, experience and expertise in small-cap equity investments and in servicing institutional clients.

At the Board Meetings representatives of GEAM explained and discussed with the Board the specific reasons why GEAM recommended the addition of each New Sub-Adviser and responded to questions raised by the Board.

In approving the New Sub-Advisory Agreements, the Board, including the Independent Board Members, advised by independent legal counsel, considered those factors it deemed relevant, including the nature, quality and extent of services provided by Palisade and expected to be provided by the proposed New Sub-Advisers. In its deliberations, the Board did not identify any single factor that was dispositive and each Trustee may have attributed different weights to the various factors. In connection with its deliberations, the Board considered the information provided by GEAM and each proposed New Sub-Adviser in advance of the meeting as well as the information, presentations and discussions that occurred at the Board Meetings.

The material factors and conclusions that formed the basis for the Board’s determinations to approve the New Sub-Advisory Agreements are discussed separately below.

The Nature, Extent and Quality of Services Expected to be Provided

The Board reviewed the services provided by Palisade and expected to be provided by the New Sub-Advisers. The Board focused on its past experience with Palisade and GEAM’s report of its diligent review of the New Sub-Advisers, assisted by information from the independent consulting firm engaged by GEAM.

In each case, the Board believes the quality of the services is related in part to: (i) an investment philosophy oriented toward long-term performance; (ii) effective processes used for selecting investments; and (iii) experienced professionals, including analysts, research professionals and portfolio managers with a depth of experience involving the types of strategies they manage. In light of the foregoing, the Board, including the Independent Board Members, concluded that the services provided by Palisade and expected to be provided by the New Sub-Advisers would be satisfactory, of high quality, and would have the potential to benefit the Fund.

Complimentary Investment Styles

The Board then considered the proposed variety of investment styles, as represented by the combination of Palisade and the New Sub-Advisers, in the proposed multi-manager structure. The Board reviewed GEAM’s presentation detailing each New Sub-Adviser’s investment style, and noted that SouthernSun would represent a value style approach and GlobeFlex would represent a growth style approach to small-cap investments. The Board further noted that both Champlain and Palisade would represent a core style approach to small-cap investments. The Board engaged in a discussion with GEAM’s management regarding the benefits to the Fund of employing several sub-advisers with different investing styles, noting that exposures to various investment styles can complement one another with respect to the Fund’s overall performance, especially when one style is out of favor or excessively volatile.

Investment Performance of the Sub-Advisers

The Board considered the investment performance of Palisade and the New Sub-Advisers. The Board reviewed detailed comparisons of performance information provided by each of Palisade and the New Sub-Advisers compared to relevant securities indices and peer groupings with respect to various periods. The Board also engaged in detailed discussions with GEAM and each of the New Sub-Advisers, about the sub-advisers investment processes, focusing on the number and experience of portfolio management and supporting personnel, and the investment style and approach employed. The Board, including the Independent Board Members, discussed the extent to which the expected investment approaches would be consistent with GEAM’s articulated long-term approach and overall investment philosophy and considered how Palisade and the New Sub-Advisers would fit together in the overall allocation strategy. The Board noted Palisade’s periods of underperformance, recognizing that a substantial portion of the underperformance occurred in 2003 and that more recent performance has shown relative improvement. The Board considered the historical performance of each New Sub-Adviser to be strong, recognizing that past performance is no assurance of future results.

Cost of the Services to be Provided and Profits to be Realized from the Relationship with the Fund

The Board previously considered that the proposed fees with Palisade and each New Sub-Adviser had been negotiated at arm’s-length, and that GEAM used its influence with respect to the total assets it proposes to be managed by each of Palisade and the New Sub-Advisers to obtain what it regards as the most favorable and reasonably available fee arrangement, based on the expected relative allocation of the Fund’s assets. Given the arm’s-length nature of the initial arrangements, the Board did not examine the specific levels of profitability for each New Sub-Adviser.

The Extent to Which Economies of Scale Would be Realized as the Fund Grows and Whether Fee Levels Would Reflect Such Economies of Scale.

The Board considered the extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale for the benefit of Fund investors. The Board recognized that this consideration is less relevant with respect to sub-advisory fees because GEAM will pay Palisade and the New Sub-Advisers out of its advisory fee received from the Fund. For that reason, this consideration is most relevant for consideration of GEAM’s proposed advisory fee in Proposal 2.

Comparison of Services to be Rendered and Fees to be Paid

The Board discussed the services provided to the Fund by Palisade and expected to be provided by the New Sub-Advisers, and the fees charged to GEAM for those services. The Board reviewed information regarding the expected fee and expense ratio for the Fund and comparative information with respect to similar products. They discussed that, in all cases, these figures were very competitive with applicable peer group averages. The Board recognized that the fee rate payable to Palisade would increase. However, the Board also recognized that the increase would result in Palisade being paid a rate comparable to the other New Sub-Advisers, which it understood to be appropriate in order to continue to retain Palisade as a sub-adviser of substantially decreased assets. The Board, including the Independent Board Members, concluded that, based on this information, the sub-advisory fees would be reasonable in light of the services expected to be provided to the Fund.

Fall-Out Benefits

The Board considered that there may be financial benefits that Palisade and the New Sub-Advisers derive from their relationship with GEAM and the Fund, including, soft dollar commission benefits generated through Fund portfolio transactions. The Board does not view this consideration as having a material effect on its overall view of the reasonableness of the proposed fees and expenses for the Fund.

Conclusion

No single factor was determinative to the Board’s decision. Based on their discussion and such other matters as were deemed relevant, the Board, including the Independent Board Members, concluded that the proposed sub-advisory fee rates are reasonable in relation to the services expected to be provided to the Fund. In view of these facts, the Board, including the Independent Board Members, concluded that the approval of each New Sub-Advisory Agreement was in the best interests of the Fund and its shareholders.

Interests of Fund’s Trustees and Officers in the Proposal

None of the current Trustees or officers of the Fund currently holds an office with, or is employed by, Palisade or the proposed New Sub-Advisers, or has purchased or sold securities or ownership interests of Palisade or the New Sub-Advisers, their parents, or subsidiaries during the Fund’s most recently completed fiscal year.

Implementation

If approved by shareholders, the New Sub-Advisers will assume responsibility for the day-to-day management of the Fund, along with Palisade, as soon as practicable following shareholder approval of Proposals 1A through 1E, 2 and 3.

The Board unanimously recommends that the shareholders of the Fund vote “FOR” the approval of Proposals 1A through 1E.

PROPOSAL 2

APPROVAL OF AN INCREASE IN THE MANAGEMENT FEE RATE PAID BY THE FUND TO GEAM

Background

The Board, including the Independent Board Members, has approved, and recommends that shareholders approve, an amendment to the Fund’s Investment Advisory and Administration Agreement (the “Advisory Agreement”) with GEAM which would result in an increase in the management fee rate paid by the Fund to GEAM under the Advisory Agreement and would add provisions relevant for implementing the multiple sub-adviser structure (amended as proposed, the “Amended Agreement”). The amendment to the Advisory Agreement in substantially final form and the Advisory Agreement is attached as Exhibit B. The proposed increase in the management fee rate reflects the need to have sufficient compensation available to GEAM to attract and retain highly qualified sub-advisers for the Fund at rates that are greater than the single sub-adviser rate negotiated with Palisade in 1998. As a result, the increase in the management fee rate would bring the compensation of GEAM closer in line with the compensation of its peer group averages. By way of comparison to peer group data, the Board reviewed the December 2007 data from Lipper, Inc., an independent third party provider (“Lipper”), which reflected a universe average annual rate that is only slightly lower than the proposed management fee rate in the Amended Agreement (0.941% compared to 0.95%).

Current Advisory Agreement

GEAM, 3001 Summer Street, P.O. Box 7900, Stamford, Connecticut 06905, currently serves as the Fund’s investment manager pursuant to the Advisory Agreement on behalf of the Fund. GEAM is registered as an investment adviser under the Advisers Act. GEAM is a wholly owned subsidiary of the General Electric Company (“GE”). GE’s headquarters are located at 3135 Easton Turnpike, Fairfield, Connecticut 06828. Pursuant to the Advisory Agreement, GEAM provides investment advisory and related management and administrative services to the Fund, including the supervision of the Fund’s sub-adviser(s).

Additional information about GEAM, including the principal executive officers and directors of GEAM, and other investment companies with similar investment objectives to that of the Fund for which GEAM provides investment management services, is provided later in this Proxy Statement under “Additional Information About GEAM”.

Under the terms of the Advisory Agreement, and subject to the supervision and direction of the Fund’s Board, GEAM has agreed to, among other things, (1) provide a continuous investment management program for the Fund, (2) determine from time to time what investments will be purchased, retained or sold by the Fund, and (3) place purchase and sale orders for the Fund’s investments. In performing these services, GEAM will comply with all investment policies of the Fund in effect from time to time and such general guidance, policies and instructions as the Board may additionally establish. GEAM is permitted under the Advisory Agreement, to delegate all or a portion of its duties under the Advisory Agreement.

Under the current Advisory Agreement between GEAM and the Trust, on behalf of the Fund, GEAM receives a management fee from the Fund. The Fund is charged an annual management fee rate of 0.70% of its average daily net assets. The management fee is paid out of the Fund’s assets and therefore is borne by the Fund’s shareholders. Out of the management fees that GEAM receives, GEAM in turn compensates the Fund’s current sub-adviser Palisade for providing day-to-day advisory services to the Fund. The Advisory Agreement, which is dated June 2, 1998, has been in effect since the Fund’s inception and was most recently renewed by the Fund’s Board at a meeting held on December 12, 2007. During the fiscal year ended September 30, 2007, the Fund paid GEAM $613,084 in management fees pursuant to that Advisory Agreement.

Proposed Amendments to the Advisory Agreement

Amended Fee Rate

If shareholders of the Fund approve this Proposal 2, the Fund will amend the Advisory Agreement’s fee schedule as reflected in the table below, which compares the Fund’s current management fee rate and the proposed new management fee rate:

Current Annual Management Fee Rate	Proposed New Annual Management Fee Rate
0.70%	0.95%

Additional Responsibilities

The Amended Agreement would impose additional express duties on GEAM appropriate for the proposed multiple sub-adviser structure. The key additional responsibilities include reviewing current and proposed sub-advisers as well as assessing whether to retain or terminate any such sub-adviser, and for what fee rate and other terms. If the multiple sub-adviser structure is adopted as proposed, GEAM would have responsibility for allocating the Fund’s assets among the New Sub-Advisers and Palisade and any future sub-advisers for purposes of seeking to achieve the Fund’s investment objective of long-term growth of capital. GEAM’s allocation decisions would be based on its view of the securities markets (particularly for small-cap companies) and the relative performance, strategy, style and outlook for each sub-adviser. GEAM will also carefully supervise each sub-adviser’s portfolio activities for compliance and allocation purposes. GEAM will be responsible for supervising the cash flow into and out of the Fund for purposes of determining the level of cash and cash equivalents the Fund should maintain and how to allocate those cash flows among the sub-advisers. Although the proposed fee rate for GEAM is higher, the Board noted that a substantial portion of the advisory fees paid to GEAM would in turn be paid out to the Fund’s sub-advisers because of the higher fee rates charged by the proposed New Sub-Advisers and Palisade. The Board did consider that GEAM has some ability to affect the net fees retained through the allocation of assets to the sub-advisers, but the Board believes that any additional retained fees from the proposed higher fee rate are justified by the additional and other responsibilities GEAM would assume.

The additional responsibilities described above will be managed by a team of investment professionals led by David Wiederecht at GEAM. Mr. Wiederecht is an Executive Vice President—Investment Strategies at GEAM, and has more than 20 years of investment management experience. Mr. Wiederecht is currently responsible for leading GEAM’s strategic and tactical asset allocation efforts with respect to assets managed by GEAM, including GE’s pension and benefit plans. Prior to his current role, Mr. Wiederecht was the Managing Director—Alternative Investments at GEAM, where he had portfolio management responsibilities for various private equity and real estate investment strategies, including oversight over investments in hedge funds. Prior to joining GEAM in 1988, Mr. Wiederecht held various positions throughout GE.

Comparative Information

The tables below contrast the Fund’s operating expenses (including the management fee) restated for the Fund’s 2007 fiscal year end under the current Advisory Agreement, with what the Fund’s pro forma operating expenses would have been for the same year if the Amended Agreement had been in place for that year.

	Actual Annual Fund Operating Expenses (as a percentage of average net assets)	Pro Forma Annual Fund Operating Expenses[7] (as a percentage of average net assets)
Management Fees:
All Classes	0.70%	0.95%

Distribution and Service (12b-1) Fees:[1]
Class A	0.25%	0.25%
Class B	1.00%	1.00%
Class C	1.00%	1.00%
Class R	0.50%	0.50%
Class Y	None	None

	Actual Annual Fund Operating Expenses (as a percentage of average net assets)	Pro Forma Annual Fund Operating Expenses[7] (as a percentage of average net assets)

Other Expenses:[2,3]
Class A	0.37%	0.44%
Class B	0.37%	0.44%
Class C	0.37%	0.44%
Class R4	0.37%	0.44%
Class Y	0.37%	0.44%

Acquired Fund Fees and Expenses:[5]
All Classes	0.01%	0.01%

Total Annual Fund Operating Expenses:
Class A	1.33%	1.65%
Class B	2.08%	2.40%
Class C	2.08%	2.40%
Class R	1.58%	1.90%
Class Y	1.08%	1.40%

Expense Reimbursed by (Reimbursed to) the Advisor:[6]
Class A	—	—
Class B	—	—
Class C	—	—
Class R	—	—
Class Y	—	—

Net Annual Fund Operating Expenses:
Class A	1.33%	1.65%
Class B	2.08%	2.40%
Class C	2.08%	2.40%
Class R	1.58%	1.90%
Class Y	1.08%	1.40%

[1]

Because the Fund pays distribution and service (12b-1) fees, long-term shareholders of Class A, Class B, Class C and Class R shares may pay more than the economic equivalent of the maximum front-end sales charge currently permitted by the Financial Industry Regulatory Authority (FINRA).

[2]	The expense information shown in the table has been restated to reflect additional expenses that each share class (except Class R shares) is expected to incur in the current fiscal year.
[3]

“Other Expenses” include all operating expenses of the Fund except Management Fees and Distribution and Service (12b-1) Fees. Expenses incurred by the Fund are allocated pro rata among the share classes based on net assets. Such expenses may include legal fees, printing costs and costs associated with the Independent Board Members. Fund specific expenses, such as custodial fees, registration fees, auditing fees and transfer agent fees, are allocated to the Fund as it incurs such expenses pro rata based on assets across share classes. Fund specific expenses may also include networking fees and the costs of sub-transfer agent services. Other expense allocation methodologies may result in different expense ratios.

[4]

Because no Class R shares were outstanding during the 2007 fiscal year, the expense information in the table for Class R shares is estimated and reflects the Class R shares’ anticipated expenses for the current fiscal year.

[5]

“Acquired Fund Fees and Expenses” includes all fees and expenses associated with investments in investment companies, including exchange-traded funds (ETFs) and the GE Money Market Fund, which serves as the cash sweep vehicle for the Fund effective on or about March 17, 2008. The amounts shown in the table above have been restated from the fiscal year ended September 30, 2007 to reflect estimated fees anticipated to be incurred in connection with the Fund’s investment in the GE Money Market Fund and are based on the Fund’s average monthly cash positions during the most recent fiscal year.

[6]

GEAM has entered into a contractual arrangement with the Fund to limit “Other Expenses” of each class of the Fund on an annualized basis at or below 0.75% through January 29, 2009. Expenses borne by GEAM pursuant to the agreement may be reimbursed by the Fund up to three years from the date the expense was incurred. A reimbursement payment will not be made if it would cause the Fund to exceed its expense limit. This agreement can only be changed with the approval of the Trusts’ Board and GEAM. In addition, GEAM will waive a portion of its management fees for the Fund in an amount equal to the management fees paid to the GE Money Market Fund on its cash holdings invested in the GE Money Market Fund, if any. Amounts less than 0.01% are shown as dashes (—) in the table above.

[7]

The “Other Expenses” under the Pro Forma Annual Fund Operating Expenses includes the estimated one-time costs of (i) preparing, printing and mailing this Proxy Statement and other proxy materials; and (ii) the cost of proxy solicitation, all of which shall be borne by the Fund.

The tables below contrast expense examples based on the Fund’s operating expenses for the 2007 fiscal year under the Fund’s current Advisory Agreement, with expense examples based on what the Fund’s operating expenses would have been for the same year if the Amended Agreement had been in effect for that year. The examples are intended to illustrate the impact on the total expenses of the management fees under the Fund’s current Advisory Agreement as contrasted with the management fees under the proposed Amended Agreement.

The expenses shown below for the Fund reflect GEAM’s contractual agreement to reduce or otherwise limit the Fund’s expenses for the first year of each period noted. For certain Class A share investors, expenses would be different in cases where the sales charge is waived and in cases where a 1% CDSC is imposed. Approximately six years after purchase, Class B shares will automatically convert to Class A shares. Class B shares acquired initially through Investor Trust Funds convert to Class A shares after eight years. The information in the ten years column reflects this conversion. The example reflects the impact of any sales charges or contingent deferred sales charges (“CDSCs”) which may be applicable.

Although actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming a 5% annual return and that the Fund’s operating expenses remain the same:

If you redeem your share at the end of the period, your costs would be:

	Actual Fund Operating Expenses				Pro Forma Fund Operating Expenses
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$703	$973	$1,263	$2,087	$733	$1,052	$1,392	$2,351
Class B	611	852	1,119	2,045	643	934	1,252	2,313
Class C	311	652	1,119	2,412	343	734	1,252	2,671
Class R	161	499	861	1,880	193	582	997	2,154
Class Y	110	344	596	1,319	143	428	735	1,608

If you did not redeem your share, your costs would be:

	Actual Fund Operating Expenses				Pro Forma Operating Expenses
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$703	$973	$1,263	$2,087	$733	$1,052	$1,392	$2,351
Class B	211	652	1,119	2,045	243	734	1,252	2,313
Class C	211	652	1,119	2,412	243	734	1,252	2,671
Class R	161	499	861	1,880	193	582	997	2,154
Class Y	110	344	596	1,319	143	428	735	1,608

These expense figures assume expenses as of September 30, 2007. If the Amended Agreement had been in effect during the fiscal year ended September 30, 2007, GEAM would have received $830,676 as its management fee, with respect to the Fund. The percentage difference and dollar amount difference between the amount that

GEAM received during the fiscal year ended September 30, 2007, and the amount that it would have received during the same period if the Amended Agreement had been in effect is 35.5% and $217,592, respectively.

Matters Considered by the Board

The Board met on March 12, 2008 to consider a recommendation and proposal by GEAM to amend the existing Advisory Agreement between GEAM and the Trust, on behalf of the Fund, for the purposes described above. The Board, including the Independent Board Members, considered and unanimously approved amending the Advisory Agreement to increase the fee rate and to provide for the multiple sub-adviser structure. The Board noted that the basis for its renewal of the current Advisory Agreement with GEAM on December 12, 2007 would remain the basis for their approval of the Amended Agreement, subject to new consideration of the higher fee rate proposed and a multiple sub-adviser structure. The discussion provided below refers to the Board’s prior renewal of the Advisory Agreement and addresses the amendment that would be effected by the Amended Agreement.

In considering whether to approve the Amended Agreement, the Board, including the Independent Board Members, considered and discussed a substantial amount of information and analysis provided by GEAM. The Board also considered detailed information regarding expenses of other investment companies, including those with similar investment objectives and sizes, which was prepared by Lipper.

Before approving the Fund’s Advisory Agreement, the Board members reviewed the proposed continuance of the Advisory Agreement with management of GEAM and with independent legal counsel. The Board members also reviewed a memorandum prepared by independent legal counsel discussing the legal standards for the consideration of the proposed continuance. The Independent Board Members discussed the proposed continuance in detail during a private session with their independent legal counsel at which no representatives of GEAM were present. The Independent Board Members and their independent legal counsel requested, and received and considered, additional information from GEAM following that session.

In advance of the December 12, 2007 meeting, and in response to their request, the Board members received from GEAM written responses to their inquiries, which included substantial exhibits and other materials related to GEAM’s business and the services it provides to the Fund. The Board members took into account their multi-year experience as Board members and particularly their consideration of this Advisory Agreement in recent years, noting that the information was presented in a similar manner and format. To focus their review, the Board members asked GEAM management, in their oral presentations, to highlight material differences from the information presented in recent years. During the meetings, the Board members had an opportunity to discuss this information with GEAM managers, including senior executives, representatives from the legal, compliance and finance departments, and investment personnel. The Board members posed questions to these representatives and engaged in substantive discussions with them concerning the sub-adviser’s investment process.

In reaching their determinations relating to continuance of the Fund’s Advisory Agreement, the Board members considered all factors they believed relevant, including the factors discussed below. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Board member attributed different weights to the various factors. In particular, the Board members focused on the following:

The Nature, Extent and Quality of Services Provided

The Board members reviewed the services provided by GEAM, and the Board members, including the Independent Board Members, found that the high quality advisory and administrative services performed by GEAM continue to be satisfactory.

In connection with their consideration of GEAM’s services specifically, the Board members focused on the favorable attributes of GEAM, including (i) an investment philosophy oriented toward long-term performance;

(ii) effective processes used in overseeing a sub-adviser’s activities and with respect to Fund administration, controllership and compliance activities; (iii) highly skilled professionals with a depth of experience; (iv) access to significant technological resources from which the Fund may benefit; and (v) a favorable history and reputation. The Board members discussed with senior officers of GEAM the personnel changes made, and proposed to be made, by GEAM. The Board members noted that the Fund represents only a small portion of the assets managed by GEAM, but benefits from a full array of services and resources provided by GEAM.

The Board noted the significant additional responsibilities associated with selecting and managing the New Sub-Advisers, designing and supervising the Fund’s new strategy of allocating assets among those Sub-Advisers employing different management styles, and other duties that would be required for a multiple sub-adviser structure, as described above with respect to the Amended Agreement. The Board expects that these additional services also will be of a high quality and should benefit the Fund.

In light of the foregoing, the Board members, including the Independent Board Members, concluded that the high quality of advisory and administrative services provided by GEAM continue to be satisfactory.

Investment Performance of the Fund

The Board members previously considered the investment performance of the Fund for various periods. However, in considering the Amended Agreement and the new multiple sub-adviser structure, the Board focused on GEAM’s proposed investment approach for the Fund and information from GEAM about the potential for the new structure to improve consistency of performance but with less ability to match the top performing styles for any given period given the blend of styles inherent in a multiple sub-adviser structure.

Cost of the Services to be Provided and Profits to be Realized from the Relationship with the Fund

The Board previously considered the cost of the services provided by GEAM. In that review the Board reviewed the information it had requested from GEAM concerning its profitability from the fees and the services provided to the Fund and the financial condition of GEAM for various past periods. The Board members considered the profit margin information for GEAM’s investment company business as a whole, as well as GEAM’s profitability data for the Fund. The Board members reviewed GEAM’s assumptions and the methods of cost allocation used by GEAM in preparing Fund-specific profitability data. The Board members also discussed with GEAM the basis for its belief that the methods of allocation used were reasonable and consistent across its business.

The Board members noted and discussed the additional services to be provided by GEAM to the Fund and noted the fact that GEAM, and not the Fund, would pay the sub-advisory fees to the multiple sub-advisers. The Board members determined that GEAM should be entitled to earn a reasonable level of profits for the services it provides to the Fund, and, as described above, recognized the additional services it would provide and the costs it would incur assuming these proposals are approved. The Board members also recognized that GEAM had made significant investments in its business and had not fully recovered the sums invested. Based on their review, the Board members, including the Independent Board Members, concluded that they were satisfied that the level of profitability achieved by GEAM from its relationship with the Fund was not unreasonable or excessive.

The Board reviewed the proposed increase in the fee rate under the Amended Agreement and noted that a substantial portion of the increase would be consumed by higher fee rates charged to GEAM by the various New Sub-Advisers, and the same likely would be true with respect to any sub-adviser that would replace a New Sub-Adviser if that change were to occur. The consensus of the Board was that GEAM’s profitability from the fee rate increase would likely remain at a reasonable level.

The Extent to Which Economies of Scale Would be Realized as the Fund Grows and Whether Fee Levels Would Reflect such Economies of Scale

The Board previously considered the extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale for the benefit of Fund shareholders. The Board members considered the substantial infrastructure investments that GEAM has made with respect to its operations and its commitment to continue investing resources to enhance services to Fund shareholders. The Board members recognized the benefits to the Fund of GEAM’s past investment in its operations through the expenditure of sums to support its substantial infrastructure, and that, with respect to all GEAM managed mutual funds, GEAM has not yet fully recouped that investment. The Board members also recognized the benefits to the Fund of being able to leverage a favorable cost structure achieved with respect to the Fund’s other operating expenses as a result of GEAM’s large overall base of assets under management and its vendor management practices.

The Board noted that certain of the New Sub-Advisers had agreed to modest break points in their fees for larger asset levels, whereas GEAM’s proposed fee does not have a break-point. As noted above, the Board was comfortable that GEAM’s general practice of being paid lower fee levels for a smaller asset base effectively results in an advance sharing of the economies of scale that may be enjoyed as the Fund grows, rather than specifying a higher fee rate for lower asset levels.

Comparison of Services to be Rendered and Fees to be Paid

The Board previously discussed the services provided to the Fund by GEAM, and the fees charged for those services under the Advisory Agreement. The Board members reviewed information concerning the fee and expense ratios for the Fund, and comparative information with respect to similar products. They discussed that the Fund’s figures were within the applicable peer group range. In addition, the Board members considered their discussion with representatives of GEAM about the fees being charged to the Fund and, to the extent applicable, the effect, if any, of the SEC’s interpretive guidance concerning soft dollars. In light of the foregoing, the Board members, including the Independent Board Members, determined that the advisory fees were reasonable in relation to the services provided to the Fund.

The Board noted that the proposed fee under the Amended Agreement would only slightly exceed the Lipper peer group average. The Board’s consensus was that this higher fee rate still compares favorably to the applicable peer group given the high quality of services and the multiple sub-adviser structure.

Fall-Out Benefits

The Board previously considered other actual and potential financial benefits that GEAM may derive from its relationship with the Fund. The Board noted, however, that the Fund benefits from the vast array of resources available through GEAM, and that the Fund represents only a small portion of the assets managed by GEAM.

The Board agreed that this prior view has not been affected by the proposed fee and structure change.

Conclusion

No single factor was determinative to the Board’s decision. Based on the Board’s discussion and such other matters as were deemed relevant, the Board, including the Independent Board Members, concluded that the proposed advisory fee rate and projected total expense ratios are reasonable in relation to the services provided to the Fund. They also concluded more recently that the proposed fee rate change and multiple sub-adviser structure would be in the best interests of the Fund and its shareholders.

Implementation

If approved by shareholders, the increased management fee rate will be implemented as soon as practicable, following shareholder approval of this Proposal 2 and Proposals 1A through 1E and 3.

The Board unanimously recommends that the shareholders of the Fund vote “FOR” the approval of this Proposal 2.

PROPOSAL 3

APPROVAL OF THE USE OF A “MANAGER OF MANAGERS” ARRANGEMENT

WHEREBY GEAM, UNDER CERTAIN CIRCUMSTANCES, WILL BE ABLE TO HIRE AND

REPLACE SUB-ADVISERS TO THE FUND WITHOUT OBTAINING SHAREHOLDER APPROVAL

Background

GEAM currently serves as the investment adviser and administrator of the Fund, pursuant to an investment advisory agreement between GEAM and the Trust, on behalf of the Fund. The Advisory Agreement with the Trust, on behalf of the Fund, is dated June 2, 1998. The terms of the current Advisory Agreement are discussed in Proposal 2.

If GEAM delegates its portfolio management duties to a sub-adviser with respect to the Fund, the 1940 Act requires that the sub-advisory agreement must be approved by the shareholders of the Fund. Specifically, Section 15 of the 1940 Act makes it unlawful for any person to act as an investment adviser (including as a sub-adviser) to a mutual fund, such as the Fund, except pursuant to a written contract that has been approved by shareholders of the Fund. Therefore, to comply with Section 15 of the 1940 Act, the Fund must obtain shareholder approval of a sub-advisory agreement in order to employ one or more sub-advisers, replace an existing sub-adviser with a new sub-adviser, materially change the terms of a sub-advisory agreement, or continue the employment of an existing sub-adviser when that sub-advisory agreement terminates because of an assignment (as such term is defined under the 1940 Act) of the agreement.

“Manager of Managers” Arrangement

Because of the expense and delays associated with obtaining shareholder approval of sub-advisers and related sub-advisory agreements, many mutual fund investment advisers and mutual fund families have requested and obtained orders from the SEC exempting them from certain requirements of Section 15 of the 1940 Act and the rules thereunder (“Orders”). Subject to the conditions delineated therein, the Orders permit mutual funds and their respective advisers to employ a “manager of managers” arrangement with respect to the funds, whereby the advisers may retain unaffiliated sub-advisers for the funds without first obtaining shareholder approval.

In addition, on October 23, 2003, the SEC proposed Rule 15a-5 under the 1940 Act (the “Rule”). If adopted as proposed, the Rule would permit the Board and GEAM to employ a “manager of managers” arrangement with respect to the Fund without obtaining an Order, provided that shareholders of the Fund approve the “manager of managers” arrangement before implementation. The ultimate conditions that would be included in the final Rule are expected to be very similar to those included in recent Orders, but the conditions could differ to some extent from those in recent Orders or the proposed Rule.

Although at this time the Fund has not yet filed an application with the SEC for an Order, the Fund expects to file such an application if the Rule is not adopted in the near future.

Employment of the “manager of managers” arrangement by GEAM and the Fund is contingent upon either (1) receipt of an Order from the SEC, or (2) the adoption of the Rule by the SEC, and upon approval of such an arrangement by the Fund’s shareholders. Neither GEAM nor the Fund can assure shareholders that the SEC will either grant an Order or adopt the Rule. Because the Board called the Meeting to seek shareholder approval of Proposals 1A through 1E and 2, the Board determined to seek shareholder approval of a “manager of managers” arrangement at the Meeting to avoid additional meetings and proxy solicitation costs in the future.

Application of the Proposed “Manager of Managers” Arrangement by the Fund

The proposed “manager of managers” arrangement would permit GEAM, as the Fund’s investment adviser, to appoint and replace unaffiliated sub-advisers, and enter into and amend existing and new sub-advisory agreements with unaffiliated sub-advisers on behalf of the Fund without shareholder approval. The “manager of managers” arrangement is intended to enable the Fund to operate with greater efficiency and help the Fund enhance performance by allowing GEAM to employ existing and new sub-advisers best suited to the needs of the Fund without incurring the expense and delays associated with obtaining shareholder approval of sub-advisers and related sub-advisory agreements. The Board believes that it is in the best interests of the Fund and its shareholders to adopt a “manager of managers” arrangement should it seek to amend an agreement with an existing sub-adviser or to approve any new sub-adviser for the Fund in the future. A discussion of the factors considered by the Board is set forth in the section below entitled “Board Approval of “Manager of Managers” Arrangement.”

The process of seeking shareholder approval is administratively expensive to the Fund, and may cause delays in executing changes that the Fund’s Board and GEAM have determined are necessary or desirable. These costs are often borne by the Fund (and therefore indirectly by the Fund’s shareholders). If shareholders approve the policy authorizing a “manager of managers” arrangement for the Fund, the Board would be able to act more quickly and with less expense to the Fund to appoint new unaffiliated sub-advisers, in instances in which the Board and GEAM believe that the appointment would be in the best interests of the Fund and its shareholders.

In the absence of shareholder approval of new sub-advisory agreements and amendments to existing sub-advisory agreements under the proposed “manager of managers” arrangement, the Board would oversee any sub-adviser selection process to help ensure that the interests of shareholders invested in the Fund are protected whenever GEAM would seek to select a new sub-adviser or modify a sub-advisory agreement. Specifically, the Board would evaluate and approve all sub-advisory agreements as well as any modification to an existing sub-advisory agreement. In reviewing new sub-advisory agreements or modifications to existing sub-advisory agreements, the Board will analyze all factors that it considers to be relevant to its determination, including the sub-advisory fees, the nature, quality and scope of services to be provided by the sub-adviser and the investment performance of the assets managed by the sub-adviser in the particular style for which a sub-adviser is sought, as well as the sub-adviser’s compliance with federal securities laws and regulations. To the extent GEAM retains, and the Fund’s Board approves, one or more sub-advisers for the Fund, GEAM would bear the cost of the sub-advisory fees payable to any such sub-adviser, as is the case currently for Palisade and proposed for the New Sub-Advisers.

Furthermore, operation of the Fund under the proposed “manager of managers” arrangement would not: (1) permit investment advisory fees paid by the Fund to GEAM to be increased without shareholder approval, which is the purpose of Proposal 2; or (2) diminish GEAM’s responsibilities to the Fund, including GEAM’s overall responsibility for the portfolio management services furnished by its sub-advisers. Until receipt of an Order from the SEC or the adoption and effectiveness of the Rule, GEAM will enter into new sub-advisory agreements only with shareholder approval, to the extent required by applicable law.

Under the “manager of managers” arrangement, shareholders would receive notice of, and information pertaining to, any new sub-advisory agreement and the fees payable thereunder, or any material change to an existing sub-advisory agreement. In particular, shareholders would receive the same information about a new sub-advisory agreement and a new sub-adviser that they would receive in a proxy statement related to their approval of a new sub-advisory agreement in the absence of a “manager of managers” arrangement. In each case, shareholders will receive such notice and information as required by the Order or the Rule, as applicable.

If this Proposal 3 is not approved by the shareholders of the Fund, shareholder approval would continue to be required for GEAM to enter into any new sub-advisory agreement or to amend any existing sub-advisory agreement with respect to the Fund.

Board Approval Of “Manager Of Managers” Arrangement

At meetings held on March 12 and May 5, 2008, the Board, including the Independent Board Members of the Fund, unanimously approved the use of the “manager of managers” arrangement and determined (1) that it would be in the best interests of the Fund and its shareholders, and (2) to obtain shareholder approval of the same. In evaluating this arrangement, the Board considered various factors and other information, including the following:

1. A “manager of managers” arrangement will enable the Board to act more quickly, with less expense to the Fund, in appointing new sub-advisers when the Board and GEAM believe that such appointment would be in the best interests of the Fund and its shareholders;

2. GEAM would continue to be directly responsible for monitoring a sub-adviser’s compliance with the Fund’s investment objective and investment strategies and analyzing the performance of the sub-adviser; and

3. No sub-adviser could be appointed, removed or replaced without the Board’s approval and involvement.

The Board unanimously recommends that shareholders of the Fund vote “FOR” the approval of this Proposal 3.

PROPOSALS 4A THROUGH 4F

APPROVAL OF AMENDMENT OF CERTAIN

FUNDAMENTAL INVESTMENT POLICIES OF THE FUND

Background

The Fund operates in accordance with its investment objective, principal investment strategies and investment policies, which are described in the Prospectus and the SAI for the Fund. The Fund’s investment policies are classified as either “fundamental” or “non-fundamental.” Under the 1940 Act, investment policies relating to certain subjects must be classified as fundamental. Investment policies that are deemed fundamental can be changed only by a shareholder vote. In contrast, those investment policies that are not fundamental may be changed by the Board without shareholder approval.

Proposals 4A through 4F, which may also be referred to as sub-proposals of Proposal 4, are intended to modernize the Fund’s fundamental investment policies by amending certain of its fundamental investment policies. Shareholders are being asked to vote separately on each of Proposals 4A through 4F. If a sub-proposal is approved by the Fund’s shareholders at the Meeting, the proposed change to that fundamental investment policy will be adopted by the Fund. Each approved sub-proposal will take effect when the Fund’s Prospectus or Statement of Additional Information is updated to reflect the changes. If the shareholders of the Fund fail to approve any sub-proposal in this Proposal 4, the current investment policy or policies contained in that sub-proposal will remain in effect for the Fund.

Benefit to the Fund of Changes in Fundamental Investment Policies

Changes to the Fund’s fundamental investment policies as proposed in the sub-proposals of this Proposal 4 should benefit the Fund and its shareholders for the following reasons:

First, each of these changes is designed to provide the Fund with greater investment flexibility to pursue its investment objective and principal investment strategies and respond to a changing investment environment. The Fund’s fundamental investment policies date back to the formation of the Trust (August 10, 1992). Since the 1980s, many of the legal and regulatory requirements applicable to mutual funds have changed. For example, certain restrictions imposed by state securities laws and regulations to which the Fund was subject in the past are no longer applicable to mutual funds. As a result, the Fund remains subject to several fundamental investment policies that are more restrictive than are necessary or desirable. Modernizing the Fund’s fundamental investment policies generally would allow the Fund to take advantage of changes in financial markets and new investment vehicles and generally enable the Fund to operate more efficiently within the limits of the 1940 Act.

Second, the proposed changes would not affect the Fund’s investment objective or its current investment strategies. Furthermore, these changes, individually and in the aggregate, generally should not result in a substantial change in the manner in which the Fund is currently being managed.

Third, by reducing to a minimum those policies that can be changed only by shareholder vote, the Fund in the future may be able to avoid the costs and delay associated with holding shareholder meetings to address issues relating to fundamental investment policies.

Fourth, GEAM currently serves as the investment adviser to a number of other mutual funds that are subject to fundamental investment policies that are more consistent with the requirements of current laws and regulations. By aligning the fundamental policies of the Fund with the fundamental policies of these other funds, GEAM’s monitoring of compliance with the stated policies would become more streamlined and efficient.

Board Approval of Proposed Changes to the Fund’s Fundamental Investment Policies

At a meeting held on March 12, 2008, the Board reviewed these proposed changes to the Fund’s fundamental investment policies. The Board concluded that the ability of GEAM to manage the Fund’s portfolio in a changing regulatory or investment environment will be enhanced and that investment management opportunities should be increased by the proposed changes. As a result, the Board concluded that it would be in the best interests of the Fund and its shareholders to make the changes to the Fund’s fundamental investment policies described in Proposals 4A through 4F and the Board approved seeking shareholder approval of these changes.

Proposal 4A: Amend the Fund’s Policies on Senior Securities

The 1940 Act requires a mutual fund to have a fundamental investment policy regarding the issuance of senior securities and generally prohibits mutual funds from issuing senior securities except in certain circumstances. Borrowing money and investing in certain types of securities or other investments that entail small amounts of debt (or other financial obligation), such as short sales, margin requirements for certain options and futures transactions, and reverse repurchase agreements, typically would not violate the general prohibition on issuing senior securities.

The changes proposed under this Proposal 4A are largely for the purpose of simplifying the existing policies and making them consistent with the other mutual funds managed by GEAM. The Fund currently is subject to fundamental investment policies on issuing senior securities that prohibit it from making short sales or purchasing securities on margin (except as described below under Current Policies below). The proposed amendment would continue to permit the Fund to make certain investments that otherwise might be deemed senior securities, such as investments in reverse repurchase agreements, options and futures contracts (e.g., purchase securities on a “when issued” or delayed delivery basis), to the extent that such investments are permitted by the 1940 Act, the rules thereunder or by interpretations of the SEC staff. It would also continue to permit the Fund to engage in certain borrowings to the extent that they are consistent with the Fund’s fundamental policy on borrowing as described in Proposal 4D below. By simplifying the restriction and referring to the limits under applicable law, the proposed amendment would give the Fund the maximum amount of flexibility to make such investments and engage in certain borrowings, in a manner that is consistent with the 1940 Act. Otherwise, this proposed amendment is not expected to have any immediate impact on the day-to-day management of the Fund. To the extent the Fund in the future increases its investments in transactions that resemble senior securities, in accordance with the policy as proposed, the Fund will be subject to the risks associated with investments in senior securities, including, but not limited to, credit quality risk, interest rate risk and risks associated with short sales and margin purchases agreements, as well as certain of the risks discussed in Proposal 4D with respect to borrowings to the extent they are considered senior securities.

Accordingly, the Board believes that approval of Proposal 4A would be in the best interests of the Fund and its shareholders.

It is proposed that the Fund’s current fundamental policies on issuing senior securities be amended as follows:

Current Policies	New Policy
The Fund may not make short sales of securities or maintain a short position, unless at all times when a short position is open, the Fund owns an equal amount of the securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short.	The Fund may not issue senior securities, except as otherwise permitted by its fundamental policy on borrowing or by applicable law.

Current Policies	New Policy
The Fund may not purchase securities on margin, except that the Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts, financial futures contracts or related options, and options on securities, options on securities indexes and options on currencies will not be deemed to be a purchase of securities on margin by the Fund.

Proposal 4B: Amend the Fund’s Policy on Real Estate Investments

The 1940 Act requires a mutual fund to have a fundamental investment policy governing investments in real estate. The Fund currently is subject to a fundamental investment policy prohibiting it from purchasing or selling real estate or real estate limited partnership interests, or invest in oil, gas or mineral leases, or mineral exploration or development programs, except that the Fund may (a) invest in securities secured by real estate, mortgages or interests in real estate or mortgages, (b) purchase securities issued by companies that invest or deal in real estate, mortgages or interests in real estate or mortgages, (c) engage in the purchase and sale of real estate as necessary to provide it with an office for the transaction of business or (d) acquire real estate or interests in real estate securing an issuer’s obligations, in the event of a default by that issuer.

It is proposed that the current fundamental policy regarding real estate be revised to clarify the policy’s restriction with respect to real estate investments and conform the articulation of this policy to that of other mutual funds managed by GEAM. Specifically, the proposed policy would continue to generally restrict the Fund from investing in real estate, however, it would permit the Fund to: (1) (a) invest in mortgage-related securities and securities secured by real estate, mortgages or interests in real estate or mortgages; (b) purchase securities of issuers that invest or deal in real estate, mortgages, or interests in real estate or mortgages (e.g., real estate investment trusts); (c) engage in the purchase and sale of real estate as necessary to provide it with an office for the transaction of business; (d) acquire real estate or interests in real estate securing an issuer’s obligations, (e) invest in real estate limited partnerships; and (2) make such other investments in real estate as otherwise permitted by applicable law.

The proposed fundamental policy on investing in real estate will provide the Fund with the maximum flexibility consistent with the current legal requirements. This change modernizes the present policy by allowing the Fund to invest in certain real estate-related securities, or acquire very small direct interests in real estate, when that type of investment is otherwise consistent with the Fund’s investment objective and principal strategies. Furthermore, the proposed policy will permit the Fund to acquire real estate or interests in real estate that secure the obligations of an issuer of a security held by the Fund (e.g., as in the case of default of an issuer), and to otherwise hold and sell real estate acquired by the Fund as a result of its ownership of a security. Amending the existing policy as proposed is not expected to increase the risk of an investment in the Fund nor affect its management at this time. The Fund does not hold, and is not expected to hold, any material amount of real estate investments. Any such investment would be subject to the Fund’s other investment restrictions and policies.

Accordingly, the Board believes that approval of Proposal 4B would be in the best interests of the Fund and its shareholders.

It is proposed that the Fund’s current fundamental policy on real estate investments be amended as follows:

Current Policy	New Policy
The Fund may not purchase or sell real estate or real estate limited partnership interests, or invest in oil, gas or mineral leases, or mineral exploration or development programs, except that the Fund may (a) invest in securities secured by real estate, mortgages or interests in real estate or mortgages, (b) purchase securities issued by companies that invest or deal in real estate, mortgages or interests in real estate or mortgages, (c) engage in the purchase and sale of real estate as necessary to provide it with an office for the transaction of business or (d) acquire real estate or interests in real estate securing an issuer’s obligations, in the event of a default by that issuer.	The Fund may not purchase or sell real estate, except (1) that the Fund may: (a) invest in mortgage-related securities and securities secured by real estate, mortgages, or interests in real estate or mortgages, (b) purchase securities of issuers that invest or deal in real estate, mortgages or interests in real estate or mortgages (e.g., real estate investment trusts), (c) engage in the purchase and sale of real estate as necessary to provide it with an office for the transaction of business, (d) acquire real estate or interests in real estate securing an issuer’s obligations, and (e) invest in real estate limited partnerships; and (2) as otherwise permitted by applicable law.

Proposal 4C: Amend the Fund’s Policy on Making Loans

Under the 1940 Act, a mutual fund must have a fundamental policy regarding lending. Currently, the Fund is subject to a fundamental policy that prohibits the Fund from making loans of assets or money except through (a) purchasing debt obligations, (b) lending portfolio securities in an amount not to exceed 30% of the Fund’s assets taken at market value, (c) entering into repurchase agreements, (d) trading in financial futures contracts, index futures contracts, securities indexes and options on financial futures contracts, options on index futures contracts, options on securities and options on securities indexes and (e) entering into variable rate demand notes.

It is proposed that the Fund’s fundamental policy be revised to permit the Fund to lend money or portfolio securities to the extent that the lending is consistent with the 1940 Act. For example, current SEC staff positions permit lending portfolio securities in amounts not exceeding one-third of its total asset value.

As proposed, the policy would restrict the Fund from lending its assets or money, except: (a) by purchasing debt obligations; (b) through loans of cash or securities as permitted by applicable law; (c) by entering into repurchase agreements; (d) by investing in financial futures contracts and options on financial futures contracts; and (e) as otherwise permitted by applicable law.

This change would give the Fund the greatest amount of flexibility to lend its assets or money to generate income within the limits of the 1940 Act where desirable and appropriate in accordance with its investment objective. In addition, the Fund would have greater ability to engage in transactions which could be considered lending, but which could be beneficial to the Fund. At the same time, lending assets or money increases the Fund’s exposure to the risks associated with these activities. The Fund might experience a delay in receiving collateral to secure a loan, or a delay in recovery of loaned money or securities if the borrower defaults. To mitigate these risks, however, procedures are in place to ensure that borrowers of securities are creditworthy and that when necessary the loans are fully collateralized.

Accordingly, the Board believes that approval of Proposal 4C would be in the best interests of the Fund and its shareholders.

It is proposed that the Fund’s current fundamental policy on making loans be amended as follows:

Current Policy	New Policy
The Fund may not lend its assets or money to other persons, except through (a) purchasing debt obligations, (b) lending portfolio securities in an amount not to exceed 30% of the Fund’s assets taken at market value, (c) entering into repurchase agreements, (d) trading in financial futures contracts, index futures contracts, securities indexes and options on financial futures contracts, options on index futures contracts, options on securities and options on securities indexes and (e) entering into variable rate demand notes.	The Fund may not lend its assets or money to other persons, except (a) by purchasing debt obligations (including privately placed debt obligations), (b) by lending cash or securities as permitted by applicable law, (c) by entering into repurchase agreements, (d) by investing in futures contracts on securities and securities indices and options on such futures contracts, and (e) as otherwise permitted by applicable law.

Proposal 4D: Amend the Fund’s Policy on Borrowing

The 1940 Act imposes certain restrictions on the borrowing activities of mutual funds and requires that all funds have a fundamental policy on borrowing money. The restrictions on borrowing money are designed to protect fund shareholders by limiting a fund’s ability to leverage its assets. Leverage exists when a fund has potential obligations that exceed the amount that the fund paid for the investment. For example, borrowing money to make an investment is a way in which a fund may make use of leverage. The Fund’s policy on borrowing is closely related to its policies on senior securities in as much as borrowing by a mutual fund is one activity that can give rise to a senior security issued by it.

A fund may need to borrow money for a number of reasons. First, a fund may borrow to leverage an investment, as described above. Second, a fund may need to borrow temporarily to pay redeeming shareholders. This can occur in instances in which (a) the amount of redemptions exceeds available cash and market conditions are not favorable to sell portfolio securities to meet those redemptions, or (b) the fund has not yet received payment for securities it has sold. Third, a fund may need to borrow to pay for securities because it does not have available cash. Fourth, certain types of securities transactions, such as entering into reverse repurchase agreements, certain swap agreements and certain dollar rolls might be construed to entail borrowing money.

There are risks associated with borrowing. Borrowing to acquire additional investments exposes a fund to a greater risk of loss because the value of the acquired investments could fall below the amount borrowed (which the mutual fund must repay). As a result, borrowing may cause the value of a fund’s shares to be more volatile than if the fund did not borrow. In addition, to the extent a fund borrows money, it will pay interest on the borrowed amount which will raise the overall expenses of the fund and reduce its returns. The interest payable on borrowings may be more (or less) than the return the fund receives from the securities purchased with borrowed amounts. Additionally, a fund may also be forced to sell securities at inopportune times to repay borrowed amounts.

The Fund currently is subject to a fundamental investment policy that prohibits it from borrowing money, except that the Fund may enter into reverse repurchase agreements, and except that the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests and cash payments of dividends and distributions that might otherwise require the untimely disposition of securities, in an amount not to exceed 33-1/3% of the value of the Fund’s total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing is made. Whenever borrowings of 5% or more of the Fund’s total assets are outstanding, including reverse repurchase agreements, the Fund will not make any additional investments.

The proposed amendment would liberalize the Fund’s policy on borrowing. Under the proposed policy, the Fund would be restricted from borrowing money, except that the Fund would be permitted to: (a) borrow from banks (as defined in the 1940 Act) and through reverse repurchase agreements in amounts up to 33- 1/ 3% of its total assets (including the amount borrowed); (b) to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes; (c) obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities; (d) purchase securities and other investments on margin to the extent permitted by applicable law; (e) engage in dollar rolls and other similar transactions; and (f) as is otherwise permitted by applicable law. To the extent the Fund increases its borrowings in the future in accordance with the policy, as proposed, it will be subject to the risks described above.

This change would give the Fund the flexibility to engage in certain securities transactions that might be construed as entailing “borrowing” and would permit the Fund to borrow money in certain instances up to the limits permitted by the 1940 Act and SEC staff interpretations thereof. Changing the current policy also would permit greater consistency in managing the Fund’s portfolio when such borrowings are necessary for the efficient management of the Fund’s assets.

Accordingly, the Board believes that approval of Proposal 4D would be in the best interests of the Fund and its shareholders.

It is proposed that the Fund’s current fundamental policy on borrowing be amended as follows:

Current Policy	New Policy
The Fund may not borrow money, except that the Fund may enter into reverse repurchase agreements, and except that the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests and cash payments of dividends and distributions that might otherwise require the untimely disposition of securities, in an amount not to exceed 33-1/3% of the value of the Fund’s total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing is made. Whenever borrowings of 5% or more of the Fund’s total assets are outstanding, including reverse repurchase agreements, the Fund will not make any additional investments.	The Fund may not borrow money, except that it may (a) borrow from banks (as defined in the 1940 Act) and through reverse repurchase agreements in amounts up to 33- 1/3% of its total assets (including the amount borrowed), (b) to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (c) obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, (d) purchase securities and other investments on margin to the extent permitted by applicable law, (e) engage in dollar rolls and other similar transactions, and (f) as otherwise permitted by applicable law.

Proposal 4E: Amend the Fund’s Policies on Diversification

The 1940 Act requires a mutual fund to adopt a fundamental investment policy regarding diversification. As a diversified mutual fund, the Fund currently is subject to fundamental investment policies whereby the Fund may not purchase securities (other than Government Securities) of any issuer if, as a result of the purchase, more than 5% of the Fund’s total assets would be invested in the securities of the issuer, except that up to 25% of the value of the total assets of the Fund may be invested without regard to this limitation. Furthermore, the Fund may not purchase more than 10% of the voting securities of any one issuer, or more than 10% of the outstanding securities of any class of issuer, except that (a) this limitation is not applicable to the Fund’s investments in Government Securities and (b) up to 25% of the value of the assets of the Fund may be invested without regard to these 10% limitations. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of these restrictions.

The proposed policy is proposed largely to conform the wording of the Fund’s policy to that of other mutual funds managed by GEAM for ease of administration and interpretation, and is not expected to have any immediate impact on the day-to-day management of the Fund. It is proposed that the Fund’s current fundamental policies regarding diversification be amended so that (a) the Fund may not invest more than 5% of its total assets in the securities (other than Government Securities and securities issued by other investment companies) of a single issuer, except that up to 25% of the total assets of the Fund may be invested without regard to this limitation; and (b) the Fund may not purchase more than 10% of the outstanding voting securities of any one issuer, except that up to 25% of the Fund’s total assets may be invested without regard to this limitation. The securities of a foreign government and its agencies, however, will not be treated as a single issuer for purposes of this restriction. The proposed amendment is consistent with the requirements of the 1940 Act and would provide the Fund with the maximum flexibility allowed for a diversified mutual fund under the 1940 Act, thereby giving GEAM the flexibility it believes is needed to take greater advantage of investments it believes are especially attractive. This proposal does not seek to change the Fund’s status as a diversified mutual fund under the 1940 Act. Amending the existing policy as proposed is not expected to increase the risk of an investment in the Fund; however, to the extent that the Fund takes a larger position in any one issuer, the appreciation or depreciation of the stock of such issuer may have a greater impact on the net asset value of the Fund, which may, in turn, affect the performance of the Fund.

Accordingly, the Board believes that approval of Proposal 4E would be in the best interests of the Fund and its shareholders.

It is proposed that the Fund’s current fundamental policies on investments in the securities of any one issuer be amended as follows:

Current Policies	New Policy
The Fund may not purchase securities (other than Government Securities) of any issuer if, as a result of the purchase, more than 5% of the Fund’s total assets would be invested in the securities of the issuer, except that up to 25% of the value of the total assets of the Fund may be invested without regard to this limitation. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.	The Fund shall invest at least 75% of its total assets in some combination of the following: (a) cash and cash items, (b) Government Securities, (c) securities of other investment companies, and (d) other securities. With regard to (d), other securities are limited as to any single issuer to an amount not greater than 5% of the Fund’s total assets and not more than 10% of the outstanding voting securities of any such issuer, or as otherwise permitted by applicable law.

The Fund may not purchase more than 10% of the voting securities of any one issuer, or more than 10% of the outstanding securities of any class of issuer, except that (a) this limitation is not applicable to the Fund’s investments in Government Securities and (b) up to 25% of the value of the assets of the Fund may be invested without regard to these 10% limitations. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

Proposal 4F: Amend the Fund’s Policy on Commodities

The 1940 Act requires a mutual fund to have a fundamental investment policy governing investments in commodities. The Fund currently is subject to a fundamental investment policy whereby the Fund may not invest in commodities, except that the Fund may invest in futures contracts (including financial futures contracts, index futures contracts or securities index futures contracts) and related options and other similar contracts (including foreign currency forward, futures and options contracts).

It is proposed that the current fundamental policy regarding commodities be revised to allow the Fund to purchase and sell commodities to the extent permitted by applicable law. The proposed fundamental policy on commodities will provide the Fund with the maximum flexibility consistent with the current legal requirements. This change modernizes the present policy by allowing the Fund to invest in various types of commodities and commodities contracts. Amending the existing policy as proposed is not expected to increase the risk of an investment in the Fund nor affect its management at this time.

Accordingly, the Board believes that approval of Proposal 4F would be in the best interests of the Fund and its shareholders.

It is proposed that the Fund’s current fundamental policy on commodities be amended as follows:

Current Policy	New Policy
The Fund may not invest in commodities, except that the Fund may invest in futures contracts (including financial futures contracts, index futures contracts or securities index futures contracts) and related options and other similar contracts (including foreign currency forward, futures and options contracts) [...].	The Fund may not purchase or sell commodities or commodities contracts, except as otherwise permitted by applicable law.

The Board unanimously recommends that shareholders of the Fund vote “FOR” the approval of each of Proposal 4A through 4F.

PRINCIPAL HOLDERS OF SHARES

As of the close of business on the Record Date, no person, except as set forth in Exhibit C attached to the Proxy Statement, owned beneficially or of record 5% or more of the outstanding shares of the Fund. As of the Record Date, the officers and trustees of the Fund together beneficially owned less than 1% of the shares of the Fund.

ADDITIONAL INFORMATION ABOUT GEAM

Information about GEAM

GEAM, located at 3001 Summer Street, P.O. Box 7900, Stamford, Connecticut 06904-7900, is the investment adviser and administrator of the Fund. GEAM is a wholly-owned subsidiary of GE and a registered investment adviser. As of March 31, 2008, GEAM had approximately $182 billion of assets under management, of which more than $23 billion was invested in mutual funds.

Set forth below are the names, titles and principal occupations of the directors and executive officers of GEAM. Unless otherwise indicated, the address of each individual is 3001 Summer Street, P.O. Box 7900, Stamford, Connecticut 06905.

Name	Position(s) with GEAM	Position(s) with Fund	Principal Occupations
James W. Ireland III	President, Chief Executive Officer and Director	None	President, Chief Executive Officer, and Director of GEAM since June 2007; President, NBC Universal Television Stations from December 1999 to July 2007.

Paul M. Colonna	Director, Executive Vice President and President—Fixed Income	None	Executive Vice President of GEAM since March 2007; President—Fixed Income at GEAM since March 2007; Senior Vice President—Total Return Management at GEAM from March 2005 to March 2007; Senior Vice President—Structured Products at GEAM from March 2002 to March 2005.

Michael J. Cosgrove	Director, Executive Vice President and President—Mutual Funds	Chairman of the Board of Trustees and President	Executive Vice President of GEAM (formerly President, GE Asset Management Services division (“GEAMS”) of GE Financial Assurance Holdings, Inc., an indirect wholly-owned subsidiary of GE), since February 1997; President and Chief Executive Officer—Mutual Funds at GEAM since March 2007; Vice President, GE Capital Corporation, an indirect wholly-owned subsidiary of GE, since December 1999; Executive Vice President—Mutual Funds of GEAM since March 1993; Director of GEAM since 1988.

Kathryn D. Karlic	Director, Executive Vice President and President—Institutional Sales	None	Executive Vice President of GEAM since March 2004; President—Institutional Sales and Marketing at GEAM since March 2007; President —Fixed Income at GEAM from March 2004 to March 2007; Senior Vice President—Fixed Income at GEAM from April 2002 to March 2004.

Name	Position(s) with GEAM	Position(s) with Fund	Principal Occupations
Ralph R. Layman	Director, Executive Vice President and President—International Equities	None	Executive Vice President of GEAM since 1993; President, International Equities at GEAM since March 2007; Executive Vice President—International Equity Investments at GEAM from 2000 to March 2007; Executive Vice President —International Equity Investments of GEIC from 1993—2000 (when GEIC was merged into GEAM); Senior Vice President—International Equity Investments of GEAM and GEIC from 1991 until 1993; Executive Vice President, Partner and Portfolio Manager of Northern Capital Management from 1989—1991; and prior thereto, Vice President and Portfolio Manager of Templeton Investment Counsel.

Matthew J. Simpson	Director, Executive Vice President and General Counsel & Secretary	Trustee and Executive Vice President	Executive Vice President, General Counsel and Secretary of GEAM since July 2007; Senior Vice President and General Counsel—Marketing and Client Services (formerly Asset Management Services) at GEAM and Senior Vice President and General Counsel of GEAMS from February 1997 to July 2007; from October 1992 to February 1997, Vice President and Associate General Counsel of GEAM; Secretary of GE Institutional Funds, GE LifeStyle Funds and GE Investments Funds, Inc. from 1997 to July 2007 and Vice President from September 2003 to July 2007; Assistant Secretary of Elfun Funds and GE Savings & Security Funds since 1998 and Vice President from October 2003 to July 2007.

Judith A Studer	Director, Executive Vice President and President—U.S. Equities	None	Executive Vice President of GEAM since July 2006; President—U.S. Equities since June 2007; President - Investment Strategies at GEAM from March 2007 to June 2007; Executive Vice President—Investment Strategies from July 2006 to June 2007; Senior Vice President—International Equities of GEAM from 1995 to July 2006; Senior Vice President—Domestic Equities of GEAM from 1991-1995; Vice President—Domestic Equities from 1987-1991.

Name	Position(s) with GEAM	Position(s) with Fund	Principal Occupations
Donald W. Torey	Director, Executive Vice President and President—Alternative Investments	None	Director of GEAM since 1993; Executive Vice President of GEAM since 1997; President—Alternative Investments of GEAM since March 2007; Director of GEIC from 1993—2000 (when GEIC was merged into GEAM); Executive Vice President—Alternative Investments of GEIC from 1997—2000; Executive Vice President—Finance and Administration of GEAM and GEIC from 1993 to 1997; Manager—Mergers and Acquisitions Finance for GE from 1989—1993; Vice President—Private Placements of GEIC from 1988—1989.

John J. Walker	Director, Executive Vice President and Chief Operating Officer	None	Chief Operating Officer of GEAM since January 2008; Chief Financial Officer of GEAM from 1999-2008; Chief Financial Officer of GEIC from 1999- 2000 (when GEIC was merged into GEAM).

David Wiederecht	Executive Vice President—Investment Strategies	None	Executive Vice President—Investment Strategies at GEAM since February 2008; Managing Director—Alternative Investments at GEAM from 2004-2008; Vice President—Alternative Investments/Private Equity/Hedge Fund from 1998-2004.

GEAM’s Management of Funds with Similar Objectives

GEAM manages two other mutual funds with investment objectives that are the same as the Fund, each with objectives to seek long-term growth of capital by investing primarily in equity securities of small-cap companies. The following table discusses the size of each similarly managed fund, the compensation earned by GEAM for each such fund, and applicable waivers, reductions or fee reimbursement arrangements between each such fund and GEAM.

Name of Fund	Size of Fund as of March 31, 2008	Compensation to GEAM	Applicable Waivers, Reductions or Fee Reimbursement Arrangements
GE Institutional Funds—Small-Cap Equity Fund	$658 million	First $25 million — 0.70% Next $25 million — 0.65% Over $50 million — 0.60%	N/A

GE Investments Funds, Inc.—Small-Cap Equity Fund	$89 million	0.80%	N/A

Amounts Paid to Affiliates

The Distributor

GE Investment Distributors, Inc. (“GEID”), 3001 Summer Street, Stamford, Connecticut 06905, acts as the principal distributor of the shares of the Fund. GEID is a wholly owned subsidiary of GEAM.

The Trust has adopted a Shareholder Servicing and Distribution Plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund, whereby the Fund bears the expense of distribution and service (12b-1) fees paid to GEID with respect to the Fund’s Class A, Class B, Class C shares and Class R shares. For the Fund’s fiscal year ended September 30, 2007, GEID received the following distribution and service fees: Class A: $151,820; Class B: $100,874; Class C: $76,531 and Class R: none. GEID also receives front-end sales charges resulting from the sales of Class A shares. From these fees, GEID pays sales charges to affiliated and unaffiliated broker-dealers, who in turn pay commissions to salespersons and incur other distribution costs. GEID has advised the Fund that it received $43,795 in front-end sales charges during the Fund’s fiscal year ended September 30, 2007. GEID also received the following CDSCs imposed on certain redemptions by Class B and Class C shareholders of the Fund during the Fund’s fiscal year ended September 30, 2007: Class B: $18,809, Class C: $10,345.

The Fund did not pay any brokerage commissions on portfolio transactions for the Fund to GEID or any other affiliated broker-dealer during that fiscal year.

Affiliated Service Provider

GENPACT Limited (“GENPACT”) (formerly GE Capital International Services), Canon’s Court, 22 Victoria Street, Hamilton HM, Bermuda, provides the Fund with various administration and tax reporting services. Such services include, but are not limited to, the preparation of financial statements, Forms N-CSR, N-SAR, N-Q and 24f-2, as well as certain tax reporting and accounting oversight. GENPACT is an affiliate of GEAM. For the fiscal year ending September 30, 2007, GENPACT received $1,335 from the Fund.

Continuation of Services

The services provided by GEID and GENPACT to the Fund are expected to continue whether or not shareholders approve Proposal 2.

ADDITIONAL INFORMATION ABOUT THE TRUST

The Trust is an open-end management investment company organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts pursuant to a Declaration of Trust dated August 10, 1992, as amended from time to time. There are currently fourteen series portfolios that comprise the Trust, including the Fund.

Interests of Fund’s Trustees and Officers in the Proposal

Set forth below are the names, titles and principal occupations of the trustees and officers of the Trust. None of the trustees or officers of the Fund own securities or otherwise have a material direct or indirect interest in GEAM or a person controlling, controlled by or under common control with GEAM. Unless otherwise indicated, the address of each individual is 3001 Summer Street, P.O. Box 7900, Stamford, Connecticut 06905.

Name	Position(s) Held with the Trust	Position(s) Held with GEAM	Principal Occupations
Michael J. Cosgrove	Chairman of the Board of Trustees and President	Executive Vice President and Director	Executive Vice President of GEAM (formerly President, GE Asset Management Services division (“GEAMS”) of GE Financial Assurance Holdings, Inc., an indirect wholly-owned subsidiary of GE), since February 1997; President and Chief Executive Officer—Mutual Funds at GEAM since March 2007; Vice President, GE Capital Corporation, an indirect wholly-owned subsidiary of GE, since December 1999; Executive Vice President—Mutual Funds of GEAM since March 1993; Director of GEAM since 1988.

Name	Position(s) Held with the Trust	Position(s) Held with GEAM	Principal Occupations
Matthew J. Simpson	Trustee and Executive Vice President	Executive Vice President, Director and General Counsel & Secretary	Executive Vice President, General Counsel and Secretary of GEAM since July 2007; Senior Vice President and General Counsel—Marketing and Client Services (formerly Asset Management Services) at GEAM and Senior Vice President and General Counsel of GEAMS from February 1997 to July 2007; from October 1992 to February 1997, Vice President and Associate General Counsel of GEAM; Secretary of GE Institutional Funds, GE LifeStyle Funds and GE Investments Funds, Inc. from 1997 to July 2007 and Vice President from September 2003 to July 2007; Assistant Secretary of Elfun Funds and GE Savings & Security Funds since 1998 and Vice President from October 2003 to July 2007.

John R. Costantino	Independent Trustee	None	General Partner, NGN Capital LLC since 2006; Managing Director, Walden Partners, Ltd., consultants and investors, since August 1992.

William J. Lucas	Independent Trustee	None	Vice President and Treasurer of Fairfield University since 1983.

Robert P. Quinn	Independent Trustee	None	Retired since 1983 from Salomon Brothers Inc.

Name	Position(s) Held with the Trust	Position(s) Held with GEAM	Principal Occupations
Scott H. Rhodes	Treasurer	Manager of Mutual Funds Operations	GEAM Mutual Funds Operations Manager since September 2005; Treasurer of GE Institutional Funds, GE LifeStyle Funds and GE Investments Funds since November 2005 and Elfun Funds and GE Savings & Security Funds since September 2005; from August 2004 to September 2005 Vice President, U.S. Trust Company, N.A. and Assistant Treasurer of Excelsior Funds, Inc., Excelsior Funds Trust, and Excelsior Tax Exempt Funds, Inc.; from January 2004 to August 2004, Vice President BlackRock Financial Management, Inc.; from December 1996 to November 2003, Controller—Mutual Funds, American Skandia Investment Services, Inc. and Assistant Treasurer of American Skandia Trust and American Skandia Advisor Funds, Inc.

Name	Position(s) Held with the Trust	Position(s) Held with GEAM	Principal Occupations
Jeanne M. La Porta	Vice President and Secretary	Senior Vice President & Deputy General Counsel	Senior Vice President and Deputy General Counsel at GEAM since October 2007; Vice President and Associate General Counsel —Marketing and Client Services (formerly Asset Management Services) at GEAM from May 1997 to October 2007, Vice President and Assistant Secretary of GE Institutional Funds, GE LifeStyle Funds and GE Investments Funds, Inc. from September 2003 to October 2007 and Secretary since October 2007; Vice President and Assistant Secretary of Elfun Funds and GE Savings & Security Funds since October 2003.

Robert S. Herlihy	Chief Compliance Officer	Chief Compliance Officer	Chief Compliance Officer of GEAM and the GE Mutual Funds since July 2005; Manager of Fund Administration at GEAM from March 2002 to July 2005; Manager—Investment Company Services Group of PricewaterhouseCoopers LLP from August 1999 to March 2002.

OTHER INFORMATION

Reports to Shareholders

Copies of the Fund’s most recent annual report to shareholders, and most recent semi-annual report to shareholders, if any, will be furnished without charge upon request by writing to the Fund at 3001 Summer Street, Stamford, Connecticut 06905, or by calling 1-800-242-0134.

Shareholder Proposals

As a general matter, the Fund does not hold annual or regular meetings of the shareholders. Ordinarily, there will be no shareholder meeting unless required by the 1940 Act or otherwise. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting of the shareholders should send their written proposals to the Secretary of the Fund, 3001 Summer Street, Stamford, Connecticut 06905. They must be received by the Fund within a reasonable period of time prior to any such shareholder meeting.

Other Business

Management knows of no business to be presented at the Meeting other than the matters set forth in this Proxy Statement, but should any other matter requiring the vote of shareholders arise, the proxies will vote thereon according to their best judgment in the interest of the Fund.

EXHIBIT A

Exhibit A

Form of Proposed New Sub-Advisory Agreement

GE FUNDS

GE SMALL-CAP EQUITY FUND

SUB-ADVISORY AGREEMENT

This agreement (“Agreement”) is made as of             , 2008, by and among GE ASSET MANAGEMENT INCORPORATED (“GEAM”), a Delaware corporation, GE FUNDS, a business trust organized under the laws of The Commonwealth of Massachusetts (“Trust”), on behalf of the GE SMALL-CAP EQUITY FUND (“Fund”), a series of the Trust, solely with respect to Section 13(b) of this Agreement, and [NAME OF SUB-ADVISER], a [name of state] company (“Sub-Adviser”).

RECITALS

WHEREAS, GEAM has entered into an Investment Advisory and Administration Agreement dated June 2, 1998 (“Advisory Agreement”) with the Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”), with respect to the Fund, a series of the Trust;

WHEREAS, pursuant to Section 1 of the Advisory Agreement, GEAM is authorized to delegate its investment advisory responsibilities to other investment advisers, subject to the requirements of the 1940 Act;

WHEREAS, GEAM wishes to retain the Sub-Adviser to furnish certain investment advisory services to GEAM and the Fund, and the Sub-Adviser is willing to furnish those services;

WHEREAS, subject to the approval of the Fund’s Board of Trustees, GEAM may retain additional sub-advisers to furnish similar investment advisory services to GEAM and the Fund, and may at its sole discretion, allocate the Fund’s assets among the Fund’s sub-advisers to be managed in accordance with their respective sub-advisory agreements;

WHEREAS, GEAM intends that this Agreement will become effective when approved in accordance with Section 15 of the 1940 Act; and

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties agree as follows:

1.	Appointment.

GEAM hereby appoints the Sub-Adviser as an investment sub-adviser to the Fund for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts that appointment and agrees to render the services herein set forth, for the compensation herein provided. The Sub-Adviser further acknowledges and agrees that such appointment as an investment sub-adviser to the Fund is limited to those Fund assets allocated to the Sub-Adviser by GEAM, which may be changed from time to time at the sole discretion of GEAM (“Allocated Assets”). The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized, have no authority to act for or represent the Trust, the Fund or GEAM in any way or otherwise be deemed an agent of the Trust, the Fund or GEAM.

2.	Duties as Sub-Adviser.

(a) Subject to the oversight and supervision of GEAM and the Board of Trustees of the Trust (the “Board”), the Sub-Adviser will provide a continuous investment program for the Fund with respect to the Sub-Adviser’s Allocated Assets, including investment research and management. The Sub-Adviser will determine from time to time what investments will be purchased, retained or sold by the Fund with respect to such Allocated Assets. The Sub-Adviser will be responsible for placing purchase and sell orders for the Allocated Assets. The Sub-Adviser will consult with GEAM from time to time regarding matters pertaining to the Fund, including market strategy and portfolio characteristics. The Sub-Adviser will provide services under this Agreement in accordance with the Fund’s investment objective, policies and restrictions as stated in the Registration Statement, the Constituent Documents (as defined below), the Investment Guidelines (as defined below), and applicable law. In this connection and in connection with the further duties set forth in this Section 2 as provided below, the Sub-Adviser shall provide GEAM and the Board with such periodic reports and documentation as GEAM or the Board shall reasonably request regarding the Sub-Adviser’s management of the Fund’s Allocated Assets, compliance with applicable laws and rules and the Registration Statement (as defined below) and all requirements hereunder. The Sub-Adviser acknowledges that copies of the Trust’s current registration statement on Form N-1A and any amendments or supplements thereto (“Registration Statement”), and the Trust’s Agreement and Declaration of Trust and By-Laws, if any, (“Constituent Documents”), each as currently in effect, have been delivered to the Sub-Adviser.

(b) The Sub-Adviser shall carry out its responsibilities under this Agreement in compliance with: (1) the Fund’s investment objective, policies and restrictions as set forth in the Registration Statement, (2) the Constituent Documents, (3) all investment guidelines, policies, procedures or directives of the Trust or GEAM as provided to the Sub-Adviser (“Investment Guidelines”), (4) the 1940 Act and the rules promulgated thereunder, (5) the Investment Advisers Act of 1940, as amended (“Advisers Act”), and the rules promulgated thereunder, and (6) other applicable federal and state laws and related regulations. To the extent that the Investment Guidelines applicable to the Sub-Adviser’s Allocated Assets is inconsistent with the investment restrictions applicable to the Fund’s total assets as set forth in the Registration Statement, the Sub-Adviser shall comply with the policies, procedures and directives as set forth in the Investment Guidelines. GEAM shall promptly notify the Sub-Adviser of changes to (1), (2) or (3) above and shall consult with Sub-Adviser before making any changes relating solely to the Fund’s investment objective, policies and restrictions as set forth in the Registration Statement, as well as to the policies, procedures and directives set forth in the Investment Guidelines. In particular, the Sub-Adviser shall take all actions necessary with respect to the Allocated Assets, as if they were the Fund itself, to ensure that the Allocated Assets, if they were the Fund, would: (A) satisfy the asset diversification requirements set forth under Section 851(b)(3) of sub-chapter M of the Internal Revenue Code of 1986, as amended (“Code”), and the Treasury Regulations thereunder (“Regulations”), and (B) satisfy the gross income qualification requirements as set forth under Section 851(b)(2) of the Code and Regulations.

(c) The Sub-Adviser shall take all actions which it considers necessary to implement the investment objectives and policies of the Fund, and in particular, to place all orders for the purchase or sale of securities or other investments for the Fund’s Allocated Assets with brokers or dealers selected by it. For that limited purpose, the Sub-Adviser is authorized as the agent of the Trust to give instructions to the Trust’s custodian(s) as to deliveries of securities or other investments and payments of cash for the account of the Fund. In connection with the selection of brokers or dealers and the placing of purchase and sale orders with respect to investments of the Fund, the Sub-Adviser is directed at all times to seek to obtain best execution and price within the policy guidelines determined by the Board.

In addition to seeking the best price and execution, to the extent covered by Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and applicable guidance of the Securities and Exchange Commission (the “SEC”), the Sub-Adviser is also authorized to take into consideration other relevant factors which may include, without limitation: (1) the execution capabilities of such brokers and dealers, (2) research, brokerage and other services provided by brokers and dealers which the Sub-Adviser believes will enhance its general portfolio management capabilities, (3) the size of the transaction, (4) the difficulty of execution, (5) the operational facilities of such brokers and dealers, (6) the risk to such a broker or dealer of positioning a block of securities, and (7) the overall quality of brokerage and research services provided by such brokers and dealers. The Sub-Adviser is also authorized to effect individual securities transactions at commission rates in excess of the minimum commission rates available, if it determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Sub-Adviser’s overall responsibilities with respect to the Fund. The policies with respect to brokerage allocation, determined from time to time by the Board, are those disclosed in the Registration Statement. The Sub-Adviser will periodically evaluate the statistical data, research and other investment services provided to it by brokers and dealers. Such services may be used by the Sub-Adviser in connection with the performance of its obligations under this Agreement or in connection with other advisory or investment operations including using such information in managing its own accounts. Whenever the Sub-Adviser simultaneously places orders to purchase or sell the same security on behalf of the Fund and one or more other accounts advised by the Sub-Adviser, the orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable by the Sub-Adviser to each account and otherwise in accordance with the Sub-Adviser’s procedures approved by the Board.

(d) Only with prior written consent from GEAM and subject to: (1) the requirement that the Sub-Adviser seek to obtain best execution and price within the policy guidelines determined by the Board and set forth in the Registration Statement, (2) the provisions of the 1940 Act and the Advisers Act, (3) the provisions of the 1934 Act, and (4) other applicable provisions of law, the Sub-Adviser or an affiliated person of the Sub-Adviser or of GEAM may act as broker for the Fund in connection with the purchase or sale of securities or other investments for the Fund. Such brokerage services are not within the scope of the duties of the Sub-Adviser under this Agreement. Subject to the requirements of applicable law and any procedures adopted by the Board, the Sub-Adviser or its affiliated persons may receive brokerage commissions, fees or other remuneration from the Fund or the Trust for such services in addition to the Sub-Adviser’s fees for services under this Agreement.

(e) The Sub-Adviser shall maintain, in the form and for the periods required by Rule 31a-2 under the 1940 Act, all records relating to the Fund’s investments that are required to be maintained by the Trust pursuant to the requirements of Rule 31a-1 under the 1940 Act. The Sub-Adviser agrees that all books and records which it maintains for the Fund or the Trust are the property of the Trust and further agrees to surrender the same to GEAM or the Trust upon GEAM’s or the Trust’s request (provided, however, that Sub-Adviser may retain copies of such records). The Sub-Adviser agrees to furnish the Board and GEAM with such periodic and special reports regarding the Fund’s investments and records relating to the same as the Board or GEAM reasonably may request. Further, the Sub-Adviser shall permit the books and records maintained with respect to the Fund to be inspected and audited by the Trust, GEAM or their respective agents at all reasonable times during normal business hours upon reasonable notice.

(f) At such times as shall reasonably be requested, the Sub-Adviser will provide to the Board and GEAM economic and investment analyses and reports, information required in the Registration Statement and information necessary for GEAM and the Board to review the Fund or discuss the management of it. The Sub-Adviser will provide quarterly reports setting forth the Fund’s performance with respect to the Allocated Assets and the Sub-Adviser’s private account composite performance and will complete on a quarterly basis the checklist provided to it by GEAM regarding the Fund’s investments and transactions. The Sub-Adviser shall make available to the Board and GEAM any economic, statistical and investment services normally available to institutional or other customers of the Sub-Adviser. The Sub-Adviser will make available its officers and employees to meet with the Board on reasonable notice to review the Fund’s investments.

(g) In accordance with procedures adopted by the Board, as amended from time to time, the Sub-Adviser is responsible for assisting the Board in determining the fair valuation of any illiquid portfolio securities held within the Allocated Assets and will assist the Trust’s accounting services agent or GEAM to obtain independent sources of market value for all other portfolio securities.

Further, the Sub-Adviser shall be responsible to ensure that the Fund and/or GEAM is promptly notified of any and all instances in which the Sub-Adviser knows or should have reason to know that the available price or value of a portfolio security does not represent the fair value of the instrument, or that there is no price or value available from any source with respect to a particular instrument and that such instrument should accordingly be subject to a fair valuation determination in accordance with procedures adopted by the Board, as amended from time to time.

(h) At such times as shall be reasonably requested by GEAM, the Sub-Adviser shall review and certify in writing that the information stated in the Trust’s Registration Statement relating to the Sub-Adviser, its management of the Fund with respect to the Allocated Assets, including investment objectives, strategies and related risks, and its performance history is true, correct and complete to the best of its knowledge.

(i) The Sub-Adviser will promptly notify GEAM of any change of control of the Sub-Adviser, including any change of its general partners or 25% shareholders or members, as applicable, and any changes in the key personnel of the Sub-Adviser, including without limitation, any change in the portfolio management personnel responsible for the Allocated Assets of the Fund, in each case prior to or promptly after such change. Notwithstanding the foregoing, the Sub-Adviser will promptly notify GEAM of any existing agreement, or upon entering into any agreement, that may result in a change of control of the Sub-Adviser, including without limitation the retention of an agent to assist in the sale of all, or a significant portion, of the business of the Sub-Adviser.

(j) The Sub-Adviser will calculate its private account composite performance in compliance with the Global Investment Performance Standards of the CFA Institute Centre for Financial Market Integrity and such performance will be reviewed or verified at least annually by an independent accounting firm.

(k) Unless GEAM gives the Sub-Adviser written instructions to the contrary, the Sub-Adviser shall, in a prudent and diligent manner, vote proxies in the best interests of the Fund as may be necessary or advisable in connection with any matters submitted to a vote of the shareholders of an issuer held by the Fund and shall provide GEAM with its proxy voting procedures and guidelines and any amendments thereto.

3.	Expenses.

During the term of this Agreement, the Sub-Adviser will bear all expenses incurred by it in connection with its investment sub-advisory services under this Agreement.

4.	Supplemental Arrangements

The Sub-Adviser may enter into arrangements with other persons affiliated with the Sub-Adviser to better enable it to fulfill its obligations under this Agreement for the provision of certain personnel and facilities to the Sub-Adviser, other than the brokerage services provided in Section 2(d) herein.

5.	Prohibited Conduct

In providing the services described in this Agreement, the Sub-Adviser will not consult with any other investment advisory firm that provides investment advisory services to any investment company sponsored by GEAM, including the Fund, regarding transactions in portfolio securities or other portfolio investments of the Fund.

6.	Compensation.

For the services rendered, the facilities furnished and the expenses assumed by the Sub-Adviser, GEAM shall pay the Sub-Adviser no later than the thirtieth (30th) day following the end of each calendar quarter, a fee based on the net assets attributable to the aggregate Allocated Assets of the small-cap equity funds managed by GEAM and sub-advised by the Sub-Adviser, as provided in Schedule A to the Agreement.

7.	Compliance Matters

(a) The Sub-Adviser understands and agrees that it is a “service provider” to the Trust as contemplated by Rule 38a-1 under the 1940 Act. As such, the Sub-Adviser agrees to cooperate fully with GEAM and the Trust and its trustees and officers, including the Trust’s Chief Compliance Officer (“CCO”), with respect to all compliance-related matters, including the Trust’s efforts to assure that each of its service providers adopts and maintains written policies and procedures that are reasonably designed to prevent violation of the “federal securities laws” (as that term is defined by Rule 38a-1) by the Trust, GEAM and Sub-Adviser. In this regard, the Sub-Adviser shall:

(1)	submit to the Board for its consideration and approval, the Sub-Adviser’s applicable compliance policies and procedures;

(2)	submit to the Board for its consideration and approval, annually (and at such other times as the Trust may request), a written report (“Report”) fully describing the results of the Sub-Adviser’s review of the adequacy of its compliance policies and procedures, including its assessment of the effectiveness of such policies and procedures and a description of any material amendments to such policies and procedures since the more recent of: (A) the Board’s approval of such policies and procedures or (B) the most recent Report;

(3)	provide periodic reports discussing the Sub-Adviser’s compliance program and special reports in the event of material compliance matters;

(4)	permit GEAM and the Trust and its trustees and officers to become familiar with the Sub-Adviser’s operations and understand those aspects of the Sub-Adviser’s operations that may expose GEAM and the Trust to compliance risks or lead to a violation by the Trust, GEAM or the Sub-Adviser of the federal securities laws;

(5)	provide GEAM, the Trust and its trustees and CCO with such certifications regarding compliance as may be reasonably requested; and

(6)	make the Sub-Adviser’s personnel and compliance policies and procedures reasonably available to such personnel as GEAM and the Trust and its trustees and officers may designate to evaluate the effectiveness of the Sub-Adviser’s compliance controls, policies and procedures.

(b) The Sub-Adviser agrees to maintain and implement a compliance program that complies with the requirements of Rule 206(4)-7 under the Advisers Act.

8.	Annual Contract Renewals.

This Agreement may only continue in effect for a period of more than two years from the date of its execution, if such continuance is specifically approved at least annually by the Board of the Fund. As such, the Sub-Adviser agrees to cooperate fully with GEAM and the Trust to provide the Board with any and all relevant information that will enable the Board to make an informed determination as to whether to renew the Agreement for the ensuing year. In that regard, the Sub-Adviser agrees to provide the Board on an annual basis with such relevant information that includes, but is not limited to, the following:

(a) information confirming the financial condition of the Sub-Adviser and the Sub-Adviser’s profitability derived from its relationship with the Fund;

(b) a description of the personnel and services provided by the Sub-Adviser;

(c) information on compliance matters;

(d) comparative information on investment performance and advisory fees;

(e) information regarding brokerage and portfolio transactions; and

(f) information on current legal matters.

9.	Representations and Warranties of Sub-Adviser.

The Sub-Adviser represents, warrants and agrees as follows:

(a) The Sub-Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement and the execution, delivery and performance by the Sub-Adviser of this Agreement does not contravene or constitute a default under any agreement binding upon the Sub-Adviser; (v) will promptly notify GEAM of the occurrence of any event that would disqualify it from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise; (vi) has filed a notice of exemption pursuant to Rule 4.14 under the Commodity Exchange Act with the Commodity Futures Trading Commission and the National Futures Association, or is not required to file such exemption; and (vii) is duly organized and validly existing under the laws of the state in which it was organized with the power to own and possess its assets and carry on its business as it is now being conducted.

(b) The Sub-Adviser has adopted a written code of ethics pursuant to Rule 204A-1 under the Advisers Act that also complies with Rule 17j-1 under the 1940 Act (the “Code”), and will provide GEAM and the Board with a copy of that code of ethics, together with evidence of its adoption. Within fifteen (15) days of the end of the last calendar quarter of each year that this Agreement is in effect, the president, any vice president or chief compliance officer of the Sub-Adviser shall certify to GEAM that the Sub-Adviser (i) has complied with the requirements of Rule 204A-1 under the Advisers Act and Rule 17j-1 under the 1940 Act during the previous year and that there has been no violation of the Sub-Adviser’s code of ethics or, if such a violation has occurred, the details of such violation and of the appropriate action that was taken in response to such violation and (ii) has adopted procedures reasonably necessary to prevent Access Persons (as defined in Rule 17j-1) from violating the Code. On an annual basis, the Sub-Adviser shall provide a written report to the Board and GEAM pursuant to Rule 17j-1(c)(2) under the 1940 Act, and upon a reasonable written request from GEAM, furnish to GEAM all other records relevant to the Sub-Adviser’s code of ethics as it relates to this Agreement.

(c) The Sub-Adviser certifies that the information stated in each of the most current Post Effective Amendment to the Trust’s Registration Statement relating to the Sub-Adviser, its management of the Fund with respect to the Allocated Assets and its performance history is true, correct and complete to the best of its knowledge.

(d) The Sub-Adviser will provide GEAM with a minimum investment management capacity of [$— million] in the aggregate, to provide investment advisory services on behalf of the small-cap equity mutual funds (including the Fund) managed by GEAM and sub-advised by the Sub-Adviser.

10.	Representations and Warranties of GEAM.

GEAM represents, warrants and agrees that GEAM (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement and the execution, delivery and performance by GEAM of this Agreement does not contravene or constitute a default under any agreement binding upon GEAM; (v) will promptly notify the Sub-Adviser of the occurrence of any event that would disqualify GEAM from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise; (vi) has filed a notice of exemption pursuant to Rule 4.14 under the Commodity Exchange Act with the Commodity Futures Trading Commission and the National Futures Association, or is not required to file such exemption; and (vii) is duly organized and validly existing under the Laws of the State of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted.

11.	Duty to Update Information.

The parties hereto shall promptly notify each other in writing regarding any change to the foregoing representations and warranties. Likewise, the Sub-Adviser agrees to notify GEAM of any change of control of Sub-Adviser, including any change of its general partner or 25% shareholders, as applicable, and any changes in the key personnel of the Sub-Adviser, including in particular portfolio management personnel responsible for the Allocated Assets of the Fund, in each case prior to or promptly after notice of such change.

12.	Limitation Of Liability.

The Sub-Adviser shall not be liable to the Company or GEAM for any loss suffered by the Fund, the Trust or its shareholders or by GEAM in connection with the matters to which this Agreement relates, except (a) a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement, and (b) to the extent otherwise provided in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services. Notwithstanding the foregoing, Sub-Adviser shall be liable for any loss suffered by the Fund, the Trust or its shareholders or by GEAM as a result of any negligent act or omission by Sub-Adviser relating to or arising out of any breach by the Sub-Adviser of the second paragraph of Section 2(g) of this Agreement.

13.	Indemnification.

(a) GEAM agrees to indemnify and hold the Sub-Adviser, its officers and directors, and any person who controls the Sub-Adviser within the meaning of Section 15 of the Securities Act of 1933, as amended (“1933 Act”) harmless from any and all direct or indirect liabilities, losses or damages (including reasonable attorneys’ fees) arising out of any claim, demand, action, suit or proceeding arising out of:

(1)	GEAM’s breach of its duties under this Agreement; or

(2)	any bad faith, willful misfeasance, reckless disregard or gross negligence on the part of GEAM or any of its trustees, officers or employees in the performance of GEAM’s duties and obligations under this Agreement, except to the extent such loss results from the Sub-Adviser’s own willful misfeasance, bad faith, reckless disregard or gross negligence in the performance of Sub-Adviser’s duties and obligations under this Agreement.

(b) The Trust agrees to indemnify and hold the Sub-Adviser, its officers and directors, and any person who controls the Sub-Adviser within the meaning of Section 15 of the 1933 Act harmless from any and all direct or indirect liabilities, losses or damages (including reasonable attorneys’ fees) arising out of any claim, demand, action, suit or proceeding arising out of any misrepresentation of a material fact or the omission of a fact necessary to make information not misleading in the Registration Statement, any proxy statement, or any annual or semi-annual report to investors in the Fund (other than a misstatement or omission relating to disclosure about the Sub-Adviser approved by the Sub-Adviser or provided to GEAM or the Trust by the Sub-Adviser or relating to an incorrect valuation of a Fund portfolio security that resulted from any breach by the Sub-Adviser of the second paragraph of Section 2(g) of this Agreement).

(c) The Sub-Adviser agrees to indemnify and hold GEAM, its officers and trustees, and any person who controls GEAM within the meaning of Section 15 of the 1933 Act, and the Trust harmless from any and all direct or indirect liabilities, losses or damages (including reasonable attorneys’ fees) arising out of any claim, demand, action, suit or proceeding arising out of:

(1)	any misrepresentation of a material fact or the omission of a fact necessary to make information not misleading in the Registration Statement, any proxy statement, or any annual or semi-annual report to investors in the Fund relating to disclosure about the Sub-Adviser approved by the Sub-Adviser or provided to GEAM or the Trust by the Sub-Adviser or relating to an incorrect valuation of a Fund portfolio security that resulted from any breach by the Sub-Adviser of the second paragraph of Section 2(g) of this Agreement;

(2)	Sub-Adviser’s breach of its duties under this Agreement; or

(3)	any bad faith, willful misfeasance, reckless disregard or gross negligence on the part of the Sub-Adviser or any of its directors, officers or employees in the performance of the Sub-Adviser’s duties and obligations under this Agreement, except to the extent such loss results from the Trust’s or GEAM’s own willful misfeasance, bad faith, reckless disregard or gross negligence in the performance of their respective duties and obligations under the Advisory Agreement or this Agreement.

14.	Survival of Representations and Warranties.

All representations and warranties made by the Sub-Adviser and GEAM pursuant to Sections 9 and 10, respectively, shall survive for the duration of this Agreement and the parties hereto shall promptly notify each other in writing upon becoming aware that any of the foregoing representations and warranties are no longer true.

15.	Duration and Termination.

(a) This Agreement shall become effective upon the date first above written and will continue for an initial two-year term and will continue thereafter so long as the continuance is specifically approved at least annually (a) by the Board or (b) by a vote of a majority of the Fund’s outstanding voting securities, as defined in the 1940 Act, provided that in either event the continuance is also approved by a majority of the Board who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on the approval.

(b) This Agreement may be terminated at any time without the payment of any penalty, by the Board, or by vote of a majority of the Fund’s outstanding voting securities, on 60 days’ written notice to the Sub-Adviser. This Agreement may also be terminated, without the payment of any penalty, by GEAM: (i) upon 60 days’ written notice to the Sub-Adviser; (ii) upon material breach by the Sub-Adviser of any of the representations and warranties set forth in Section 9 of this Agreement; or (iii) if the Sub-Adviser becomes unable to discharge its duties and obligations under this Agreement, including circumstances such as financial insolvency of the Sub-Adviser or other circumstances that could adversely affect the Fund. The Sub-Adviser may terminate this Agreement at any time, without the payment of a penalty, on 60 days’ written notice to GEAM. This Agreement will terminate automatically in the event of its assignment, including without limitation, a change of control of the Sub-Adviser, or upon termination of the Advisory Agreement.

16.	Change of Control of the Sub-Adviser.

The Sub-Adviser will be liable to the Trust and GEAM for all direct and indirect costs resulting from a change of control of the Sub-Adviser, including without limitation all costs associated with proxy solicitations, Board meetings, revisions to prospectuses, statements of additional information and marketing materials, and the hiring of another sub-adviser to the Fund. The understandings and obligations set forth in this Section 16 shall survive the termination of this Agreement and shall be binding upon the Sub-Adviser’s successor(s) and/or assign(s).

17.	Confidentiality.

During the term of this Agreement, and at all times thereafter, the Sub-Adviser shall not itself, or assist anyone else to, directly or indirectly, disclose to any person or entity Confidential Information of GEAM, the Trust or the Fund, now known or subsequently learned by the Sub-Adviser. “Confidential Information” shall mean any information, whether written or oral, and materials furnished to or obtained by the Sub-Adviser, including but not limited to that which relates to GEAM, the Trust, the Fund, and their affiliates, clients, customers, vendors, or other third party’s research, development, trade secrets, techniques, processes, procedures, plans, policies, business affairs, marketing activities, discoveries, hardware, software, screens, specifications, designs, drawings, data and other information and materials, regardless of its form, other than information in the public domain.

18.	Amendment of this Agreement.

No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no material amendment to the terms of this Agreement shall be effective until approved by a vote of a majority of the Fund’s outstanding voting securities (unless the Trust receives an SEC exemptive order or opinion of counsel, or the issue is the subject of a position of the SEC or its staff, permitting it to modify the Agreement without such vote).

19.	Governing Law.

This Agreement shall be construed in accordance with the 1940 Act and the laws of the State of New York, without giving effect to the conflicts of laws principles thereof. To the extent that the applicable laws of the State of New York conflict with the applicable provisions of the 1940 Act, the latter shall control.

20.	Miscellaneous.

The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto. As used in this Agreement, the terms “majority of the outstanding voting securities,” “affiliated person,” “interested person,” “assignment,” “broker,” “investment adviser,” “net assets,” “sale,” “sell” and “security” shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order. This Agreement may be signed in counterpart.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.

GE ASSET MANAGEMENT INCORPORATED

BY:
Name:
Title:

GE FUNDS, ON BEHALF OF GE SMALL-CAP EQUITY FUND, A SERIES OF GE FUNDS, SOLELY WITH RESPECT TO SECTION 13(b) OF THIS AGREEMENT

BY:
Name:
Title:

[NAME OF SUB-ADVISER]

BY:
Name:
Title:

EXHIBIT A

SCHEDULE A

Fees Paid to the Sub-Adviser

The Sub-Adviser’s fee shall be accrued daily at 1/365th of the applicable annual rate set forth below:

[FEES SCHEDULE]

The foregoing breakpoints and the annual rate to be paid by GEAM to the Sub-Adviser shall be based on the net assets attributable to the aggregate Allocated Assets of all the small-cap equity strategy managed by GEAM and sub-advised by the Sub-Adviser.

For the purpose of accruing compensation, the net assets of the Fund shall be determined in the manner and on the dates set forth in the current prospectus of the Company, and, on dates on which the net assets are not so determined, the net asset value computation to be used shall be as determined on the next day on which the net assets shall have been determined.

In the event of termination of this Agreement, all compensation due through the date of termination will be calculated on a pro-rated basis through the date of termination and paid within thirty (30) days of the date of termination.

EXHIBIT B

Exhibit B

Form of Proposed Amendment to the Investment Advisory and Administration Agreement

AMENDMENT NO. 1 TO THE INVESTMENT ADVISORY AND

ADMINISTRATION AGREEMENT

GE FUNDS

GE SMALL-CAP EQUITY FUND

GE ASSET MANAGEMENT INCORPORATED

THIS AMENDMENT NO. 1 TO THE INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENT (this “Amendment”) is made as of             , 2008, between GE ASSET MANAGEMENT INCORPORATED (“GEAM”) and GE FUNDS (the “Trust”) on behalf of its GE Small-Cap Equity Fund (the “Fund”).

W I T N E S S E T H:

WHEREAS, the Trust and GE Investment Management Incorporated, later renamed GEAM in January 2000, are parties to an Investment Advisory and Administration Agreement (the “Agreement”) dated as of June 2, 1998, pursuant to which GEAM serves as the investment adviser for the Fund; and

WHEREAS, capitalized terms used in this Amendment not defined herein shall have the respective meanings given to them in the Agreement; and

WHEREAS, the Trust and GEAM desire to amend the Agreement to reflect the additional responsibilities of GEAM with respect to multiple sub-advisers managing a portion of the Fund’s portfolio, as well as an increase in the advisory fee payable by the Trust to GEAM under such Agreement; and

WHEREAS, this Amendment has been approved in the requisite manner by the board of trustees of the Trust (the “Board”) and approved by the shareholders of the Fund.

NOW, THEREFORE, the parties hereby agree as follows:

1. Section 1 of the Agreement is hereby amended to add the following services to be provided by GEAM:

(g) GEAM agrees to furnish advice and recommendations to the Fund and the Board with respect to the selection and continued employment of any sub-advisers to provide investment advisory services for the portion of the Fund’s portfolio specified by GEAM and on terms and conditions, including but not limited to the compensation payable to any such sub-advisers, approved in the manner provided by applicable law and any exemptive order to which the Trust or GEAM is subject.

(h) GEAM agrees to direct the allocation of the Fund’s assets (or no assets) among any such sub-adviser based on GEAM’s view of the securities market (particularly for small-cap companies), the relative performance, strategy, style, outlook and other considerations related to each sub-adviser.

(i) GEAM agrees to supervise the investments and other transactions made by any such sub-advisers on behalf of the Fund for compliance and allocation purposes, subject to the ultimate supervision and direction of the Board.

(j) GEAM agrees to supervise the cash flows into and out of the Fund for purposes of determining the level of cash and cash equivalents the Fund should maintain and how to allocate those cash flows among any sub-advisers and the assets managed by them.

(k) GEAM agrees to supervise the actions of any sub-advisers with respect to voting proxies for the Fund and responding to other corporate actions related to the Fund’s portfolio holdings, complying with the proxy voting policies of the Fund, filing Section 13 ownership reports for the Fund, and other actions taken by them on behalf of the Fund as specified from time to time by GEAM.

2. Section 2 of the Agreement is hereby amended to add the following paragraph:

In any case in which there are two or more sub-advisers responsible for providing investment advice to the Fund, GEAM may enter into a transaction on behalf of the Fund with a sub-adviser of the Fund (or an affiliated person of such sub-adviser) in reliance on Rule 10f-3, Rule 17a-10, or Rule 12d3-1 under the 1940 Act, only if (i) GEAM is responsible for providing investment advice with respect to a portion of the portfolio of the Fund, the assets of which portion are involved in the contemplated transaction, and (ii) the sub-adviser is responsible for providing investment advice with respect to a separate portion of the portfolio of the Fund.

3. Section 4 of the Agreement is hereby amended and restated to read as follows:

Section 4. Compensation. In consideration of services rendered and the expenses paid by GEAM pursuant to this Agreement, the Trust will pay GEAM on the first business day of each month a fee calculated as a percentage of the average daily net assets of the Fund during the previous month at the annual rate of 0.95%.

For the purpose of determining fees payable to GEAM under this Agreement, the value of the Fund’s net assets will be computed in the manner described in the Registration Statement.

4. The Agreement, except as expressly amended hereby, shall continue in full force and effect.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have executed this AMENDMENT NO. 1 TO THE INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENT as of the day and year first above written.

GE FUNDS

By:
Name:	Michael J. Cosgrove
Title:	Chairman of the Board and President

GE ASSET MANAGEMENT INCORPORATED

By:
Name:	Matthew J. Simpson
Title:	Executive Vice President

EXHIBIT B

GE FUNDS

GE SMALL-CAP VALUE EQUITY FUND

INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENT

June 2, 1998

GE Investment Management Incorporated

3003 Summer Street

P.O. Box 7900

Stamford, Connecticut 06904

Ladies and Gentlemen:

GE Funds, a business trust organized under the laws of The Commonwealth of Massachusetts (the “Trust”), confirms its agreement with GE Investment Management Incorporated (“GEIM”) with respect to GEIM’s serving as the investment adviser and administrator of GE Small-Cap Value Equity Fund (the “Fund”), a series of the Trust. Terms not defined herein have the meanings assigned to such terms as set forth in the Trust’s Registration Statement on Form N-1A, as amended from time to time (the “Registration Statement”). GEIM agrees to provide services upon the following terms and conditions:

Section 1. Services as Investment Adviser and Administrator.

(a) The Trust anticipates that the Fund will employ its capital by investing and reinvesting in investments of the type specified in the Trust’s Declaration of Trust dated August 10, 1992, as amended from time to time (the “Declaration of Trust”), in the Trust’s By-Laws, as amended from time to time (the “By-Laws”), and in the Trust’s Registration Statement, and in the manner and to the extent approved by the Board of Trustees of the Trust. Copies of the Registration Statement, the Declaration of Trust and the By-Laws have been submitted to GEIM.

(b) Subject to the supervision and direction of the Trust’s Board of Trustees, GEIM, as the Fund’s investment adviser, will manage the Fund’s portfolio in accordance with the investment objective and policies of the Fund as stated in the Registration Statement, will make investment decisions for the Fund and will place purchase and sale orders for the Fund’s portfolio transactions.

(c) Subject to the supervision and direction of the Board of Trustees, GEIM, as administrator will (1) furnish the Trust with statistical and research data, clerical help and accounting, data processing, bookkeeping, internal auditing services and certain other services required by the Trust; (2) prepare reports to the shareholders of the Funds; (3) assist in the preparation of tax returns and reports to and filings with the Securities and Exchange Commission (the “Commission”) and state securities law authorities.

(d) GEIM will, at its own expense, maintain sufficient staff, and employ or retain sufficient personnel and consult with any other persons that it determines may be necessary or useful to the performance of its obligations under this Agreement.

(e) GEIM will keep the Trust informed of developments materially affecting the Fund, and will, on its own initiative, furnish the Trust from time to time with whatever information GEIM believes is appropriate for this purpose.

(f) GEIM may delegate all or a portion of its duties under this Agreement.

Section 2. Selection of Investments on Behalf of the Fund.

Unless otherwise set forth in the Registration Statement or directed by the Trust, GEIM will, in selecting brokers or dealers to effect transactions on behalf of the Fund select the best overall terms available. In so doing, GEIM may consider the breadth of the market on the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. GEIM may also consider brokerage and research services provided to the Funds and/or other accounts over which GEIM or its affiliates exercise investment discretion. The Trust recognizes the desirability of GEIM’s having access to supplemental investment and market research and security and economic analyses provided by brokers and that those brokers may execute brokerage transactions at a higher cost to the Fund than would be the case if the transactions were executed on the basis of the most favorable price and efficient execution. The Trust, thus, authorizes GEIM, to the extent permitted by applicable law and regulations, to pay higher brokerage commissions for the purchase and sale of securities for the Fund to brokers who provide supplemental investment and market research and security and economic analyses, subject to review by the Trustees of the Trust and from time to time with respect to the extent and continuation of this practice. The Trust understands that the services provided by those brokers may be useful to GEIM in connection with its services to other clients.

Section 3. Costs and Expenses.

GEIM will bear the cost of rendering the services it is obligated to provide under this Agreement and will, at its own expense, pay the salaries of all officers and employees who are employed by both it and the Trust. GEIM will provide the Fund with investment officers who are authorized by the Trust’s Board of Trustees to execute purchases and sales of securities on behalf of the Fund and will employ a professional staff of portfolio managers who draw upon a variety of sources for research information for the Fund. Other expenses to be incurred in the operation of the Fund and not specifically borne by GEIM will be borne by the Fund, including: shareholder servicing and distribution fees under the terms of the shareholder servicing and distribution plan adopted by the Trust with respect to the Fund pursuant to Rule 12b-1 (the “Plan”) under the Investment Company Act of 1940, as amended (the “1940 Act”); charges and expenses of any registrar, the costs of custody, transfer agency and recordkeeping services in connection with the Fund; brokerage fees and commissions; taxes; registration costs of the Fund and its shares under Federal and state securities laws; the cost and expense of printing, including typesetting, and distributing of prospectuses describing the Fund and supplements to those prospectuses to regulatory authorities and the Fund’s shareholders; all expenses incurred in conducting meetings of the Fund’s shareholders and meetings of the Trust’s Board of Trustees relating to the Fund, including fees paid to members of the Trust’s Board of Trustees who are not affiliated with GEIM or any of its affiliates; all expenses incurred in preparing, printing and mailing proxy statements and reports to shareholders of the Fund; fees and travel expenses of members of the Trust’s Board of Trustees or members of any advisory board or committee who are not employees of GEIM, or any of its affiliates; all expenses incident to any dividend, withdrawal or redemption options provided to Fund shareholders; charges and expenses of any outside service used for pricing the Fund’s portfolio securities and calculating the net asset value of the Fund’s shares; fees and expenses of legal counsel, including counsel to the members of the Trust’s Board of Trustees who are not interested persons of the Fund, or GEIM, and independent auditors; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Trust that inure to their benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund’s operations.

Section 4. Compensation.

In consideration of services rendered pursuant to this Agreement, the Trust will pay GEIM on the Trust’s first business day of each month a fee that is accrued daily at the annual rate of .70% of the value of the Fund’s average daily net assets for the previous month. For the purpose of determining fees payable to GEIM under this Agreement, the value of the Fund’s net assets will be computed in the manner described in the Registration Statement.

Section 5. Services to Other Companies or Accounts.

(a) The Trust understands and acknowledges that GEIM now acts and will continue to act as investment manager or adviser to various fiduciary or other managed accounts and the Trust has no objection to GEIM’s so acting, so long as that when the Fund and any account served by GEIM are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by GEIM to be equitable to the Fund and the account. The Trust recognizes that, in some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund.

(b) The Trust understands and acknowledges that the persons employed by GEIM to assist in the performance of its duties under this Agreement will not devote their full time to that service and agrees that nothing contained in this Agreement will be deemed to limit or restrict the right of GEIM or any affiliate of GEIM to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

Section 6. Continuance and Termination of the Agreement.

(a) This Agreement will become effective as of the date the Fund commences its investment operations and will continue for an initial two-year term and will continue thereafter so long as the continuance is specifically approved at least annually (a) by the Trustees of the Trust or (b) by a vote of a majority of the Fund’s outstanding voting securities, as defined in the 1940 Act, provided that in either event the continuance is also approved by a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on the approval.

(b) This Agreement is terminable without penalty, by the Trust on not more than 60 nor less than 30 days’ written notice to GEIM, by vote of holders of a majority of the Fund’s outstanding voting securities, as defined in the 1940 Act, or by GEIM on not more than 60 nor less than 30 days’ notice to the Trust.

(c) This Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act or in rules adopted under the 1940 Act).

Section 7. Filing of Declaration of Trust.

The Trust represents that a copy of the Declaration of Trust is on file with the Secretary of the Commonwealth of Massachusetts and with the Boston City Clerk.

Section 8. Limitation of Liability.

(a) GEIM will exercise its best judgment in rendering the services described in this Agreement, except that GEIM will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, other than a loss resulting from willful misfeasance, bad faith or gross negligence on the part of GEIM in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. Any person, even though also an officer, director, employee or agent of GEIM, who may be or become an officer, Trustee, employee or agent of the Trust, will be deemed, when rendering services to the Trust or acting on any business of the Trust, to be rendering services to, or acting solely for, the Trust and not as an officer, director, employee or agent, or one under the control or direction of, GEIM even though paid by GEIM.

(b) The Trust and GEIM agree that the obligations of the Trust under this Agreement will not be binding upon any of the Trustees, shareholders, nominees, officers, employees or agents, whether past, present or future, of the Trust, individually, but are binding only upon the assets and property of the Fund, as provided in the

Declaration of Trust. The execution and delivery of this Agreement have been authorized by the Trustees of the Trust, and signed by an authorized officer of the Trust, acting as such, and neither the authorization by the Trustees nor the execution and delivery by the officer will be deemed to have been made by any of them individually or to impose any liability on any of them personally, but will bind only the trust property of the Trust as provided in the Declaration of Trust. No series of the Trust, including the Fund, will be liable for any claims against any other series.

Section 9. Dates.

This Agreement has been executed by the Trust and GEIM as of June 2, 1998 and will become effective as of the date the Fund first commences its investment operations.

Section 10. Miscellaneous.

The Trust recognizes that directors, officers and employees of GEIM and its affiliates may from time to time serve as directors, trustees, officers and employees of corporations, partnerships, group trusts and business trusts (including other investment companies) and that such other entities may include the initials “GE” or the words “General Electric” as part of their name, and that GEIM or its affiliates may enter into distribution, investment advisory or other agreements with such other corporations and trusts. If GEIM ceases to act as the investment adviser to the Trust, the Trust agrees that, at GEIM’s request, the Trust’s license to use the initials “GE” will terminate and that the Trust will cease and discontinue completely further use of such initials and will take all necessary action to change the name of the Trust and the Fund to a name not including the initials “GE.”

*                    *                     *                    *                    *

If the terms and conditions described above are in accordance with your understanding, kindly indicate your acceptance of this Agreement by signing and returning to us the enclosed copy this Agreement.

GE FUNDS

By:	/s/ Michael J. Cosgrove
Name:	Michael J. Cosgrove
Title:	Chairman of the Board and President

Accepted:

GE INVESTMENT MANAGEMENT INCORPORATED

By:	/s/ Alan M. Lewis
Name:	Alan M. Lewis
Title:	Executive Vice President

Exhibit C

Principal Holders of Shares

Name and Address	Amount of Beneficial Ownership	Class	Percentage (%)
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	584,079.175	Class A	11.08%

MCB Trust Services TTEE Centerprise Savings Plan 700 17th Street, Suite 300 Denver, CO 80202-3531	362,455.758	Class A	6.88%

C-1

Exhibit D

Additional Information About Palisade Capital Management LLC

Palisade Capital Management LLC (“Palisade”) is privately owned and independently managed by its principals, and has its main office of business at One Bridge Plaza, Fort Lee, New Jersey 07024.

Set forth below are the names and titles of the senior officers and principals of Palisade. Unless otherwise indicated, the address of each individual is the same as the principal office of Palisade.

Name	Title
Martin L. Berman*	Chairman and Principal

Steven E. Berman*	Vice Chairman and Principal

Jack Feiler*	President and Chief Investment Officer and Principal

Jeffrey D. Serkes*	Chief Operating Officer and Principal

Dennison T. Veru*	Executive Vice President and Co-Chief Investment Officer and Principal

Brian K. Fern	Chief Financial Officer

Bradley R. Goldman	General Counsel and Chief Compliance Officer

*	Indicates a 10% or greater holder of voting ownership interests in Palisade

Palisade currently serves as sub-adviser to the GE Institutional Small-Cap Equity Fund, a series portfolio of the GE Institutional Funds, and the GE Investments Small-Cap Equity Fund, a series portfolio of the GE Investments Funds, Inc., both of which have the same investment objective and is managed in a substantially similar manner to the Fund. As of March 31, 2008, the GE Institutional Small-Cap Equity Fund had approximately $658 million in assets, and the GE Investments Small-Cap Equity Fund had approximately $89 million in assets. For its sub-advisory services to the GE Institutional Small-Cap Equity Fund, Palisade receives compensation based on the average daily net assets of the fund at the following annual rates: 0.350% of the first $200,000,000; 0.325% of the next $100,000,000; and 0.300% in amounts in excess of $300,000,000, payable on a monthly basis. For its sub-advisory services to the GE Investments Small-Cap Equity Fund, Palisade receives compensation based on the average daily net assets of the fund at the following annual rates: 0.450% of the first $25,000,000; 0.400% of the next $50,000,000; 0.375% of the next $100,000,000; and 0.350% in amounts in excess of $175,000,000, payable on a monthly basis. In the past, Palisade has not waived or reduced its compensation with respect to the management of either fund.

Palisade does not execute portfolio transactions through affiliated brokers. Palisade may direct client orders to broker-dealers in recognition of research and/or order execution services furnished by them, within the Section 28(e) “Safe Harbor” of the Securities Exchange Act of 1934.

D-1

Exhibit E

Additional Information About Champlain Investment Partners, LLC

Champlain Investment Partners, LLC (“Champlain”) has its principal office located at 346 Shelburne Road, 6th Floor, Burlington, Vermont 05401.

Set forth below are the names and titles of the senior officers and partners of Champlain. Unless otherwise indicated, the address of each individual is the same as the principal office of Champlain.

Name	Title
Scott T. Brayman, CFA*	Managing Partner and Chief Investment Officer

Daniel Butler, CFA	Analyst / Partner

Van Harissis, CFA*	Analyst / Partner

Deborah R. Healey*	Trader / Partner

Mary E. Michel	Director of Consultant Relations / Partner

Wendy K. Nunez	Director of Compliance and Operations / Partner

Judith W. O’Connell*	Managing Partner / Chief Compliance Officer & Chief Operating Officer

David M. O’Neal, CFA*	Analyst / Partner

*	Indicates a 10% or greater holder of ownership interests in Champlain

Champlain currently serves as an investment adviser to the Champlain Small-Cap Fund, which has a similar investment objective to that of the Fund. As of March 31, 2008, the Champlain Small-Cap Fund had approximately $365,970,576 in assets. For its advisory services to the Champlain Small-Cap Fund, Champlain receives compensation in the amount of 0.90% of average net assets per annum, payable quarterly. Champlain does not currently waive its advisory fees with respect to the management of the Champlain Small-Cap Fund, but has agreed to limit the total operating expense of the Champlain Small-Cap Fund to 1.40% per annum.

Champlain has soft dollar arrangements through which it receives research, data and use of software based on standard practices of the brokerage community. In connection with its anticipated services as sub-adviser to the Fund, Champlain expects the dollar value of these benefits to be nominal. Champlain does not execute portfolio transactions through affiliated brokers.

E-1

Additional Information About Rosemont Partners I, LP

The principal offices of Rosemont Partners I, LP are located at 300 Conshohocken State Road, Suite 680, West Conshohocken, PA 19428.

The following persons are the senior officers of Rosemont Partners I, LP as of March 31, 2008:

Name	Title
Rosemont Investment Partners, LLC	General Partner

Charles B. Burkhart, Jr.	President

David Silvera	Vice President

Genie Logue	Vice President

Sam Schecter	Treasurer and Secretary

Melinda Bugg	Chief Administration Officer

As of March 31, 2008, the foregoing individuals also served as senior officers of Rosemont Investment Partners, LLC.

E-2

Exhibit F

Additional Information About GlobeFlex Capital, LP

GlobeFlex Capital, LP (“GlobeFlex”) has its principal office located in 4365 Executive Drive, Suite 720, San Diego, California 92121.

GlobeFlex is primarily owned by its employees, with the Managing Partners Robert J. Anslow, Jr. and Marina L. Marrelli owning the controlling interests of GlobeFlex.

Set forth below are the names and titles of the senior officers and partners of GlobeFlex. Unless otherwise indicated, the address of each individual is the same as the principal office of GlobeFlex.

Name	Title
Robert J. Anslow, Jr.*	Managing Partner and Co-Founder, Chief Investment Officer

Andrew Mark	Partner, Portfolio Management/Research/Trading

Cherrie St. Germain	Partner and Co-Founder, Portfolio Management/Research

Jennifer O’Connell	Partner, Chief Financial Officer

Medy Papa	Partner and Co-Founder, Executive Advisor to Investment Operations

Marina Marrelli*	Managing Partner and Co-Founder, Chief Executive Officer, Client Services & Marketing Director

Laima M. Tumas	Chief Compliance Officer, Operations Technology Specialist

Noah D. Bretz	Partner, Client Service & Marketing

*	Indicates a 10% or greater holder of partnership interests in GlobeFlex.

GlobeFlex does not currently serve as an investment advisor to any mutual fund having a similar investment objective as the Fund.

In selecting broker-dealers, GlobeFlex may consider the value of research and additional brokerage products and services a broker-dealer has provided or may be willing to provide. This is known as paying for those products and services with “soft dollars.” The use of soft dollars by GlobeFlex generally satisfies the requirements of the safe harbor provided by Section 28(e) of the Securities Exchange Act of 1934. GlobeFlex does not execute portfolio transactions through affiliated brokers.

F-1

Exhibit G

Additional Information About SouthernSun Asset Management, Inc.

SouthernSun Asset Management, Inc. (“SouthernSun”) has its principal office located in 6000 Poplar Avenue, Suite 220, Memphis, Tennessee 38119.

Set forth below are the names and titles of the senior officers and directors of SouthernSun. Unless otherwise indicated, the address of each individual is the same as the principal office of SouthernSun.

Name	Title
Michael W. Cook*	Chief Executive Officer / Chief Investment Officer and Member of Board of Directors

Andrew G. Taylor, CFA*	President and Member of Board of Directors

William P. Halliday	Chief Operating Officer/Compliance Officer

Earl W. Powell*	Member of Board of Directors

Marko Dimitrijevic*	Member of Board of Directors

David Gershman	Member of Board of Directors

*	Indicates persons who either directly or indirectly own 10% or greater of equity shares in SouthernSun.

SouthernSun currently serves as a sub-adviser to the New River Small-Cap Fund, an investment portfolio of the New River Funds, which has a similar investment objective to that of the Fund. As of March 31, 2008, the New River Small-Cap Fund had approximately $61.0 million in assets. For its advisory services to the New River Small-Cap Fund, SouthernSun receives compensation in the amount of 0.40% of average net assets per annum, payable monthly. SouthernSun, in conjunction with the Fund’s investment manager, New River Advisers, LLC, has agreed to limit the Fund’s operating expenses to 1.50%. That expense limit would effectively reduce the management fee payable to SouthernSun until the Fund’s assets become large enough to operate with total expenses less than that expense limitation. As of March 31, 2008, that Fund’s operating expenses would still exceed that limit and, therefore, SouthernSun’s effective management fee remains below that contractual rate. On June 11, 2008, the parent company for SouthernSun agreed to purchase New River Advisers, LLC. That transaction is not expected to affect the management, control or operations of SouthernSun.

SouthernSun does not have any formal soft dollar arrangements at this time. Although SouthernSun may receive research from brokers with whom it trades, SouthernSun does not have any commitment to utilize the research or research-related products from any broker-dealer or third party on a soft dollar commission basis. SouthernSun does not execute portfolio transactions through affiliated brokers.

G-1

GE FUNDS - GE SMALL-CAP EQUITY FUND

– PROXY BALLOT

Proxy for Special Meeting of Shareholders – August 6, 2008

This Proxy Ballot is being solicited by the Board of Trustees of GE Funds on behalf of the GE Small-Cap Equity Fund (the “Fund”) for a Special Meeting of the Shareholders of the Fund (the “Meeting”) to be held on August 6, 2008.

The undersigned hereby appoints as proxies Jeanne M. La Porta and JoonWon Choe each of them separately (with the power of substitution) (i) to vote as indicated on the reverse side on the specific proposals that will be considered at the Meeting, or any adjournment(s) or postponement(s) thereof, as described in the Fund’s Proxy Statement, (ii) to vote, in adjournment or postponement thereof, as described in the Fund’s Proxy Statement, and (iii) to vote, in its discretion, on such other matters as may properly come before such Meeting, with all the power the undersigned would have if personally present at the Meeting. The shares represented by this proxy will be voted as instructed on the reverse side of this Proxy Ballot.

Unless indicated to the contrary, this Proxy Ballot shall be deemed to grant authority to vote “FOR” the proposals.

The undersigned hereby revokes any previous voting instructions he or she has given with respect to such shares. By signing below, the undersigned acknowledges receipt of the Notice of Special Meeting of Shareholders, the Proxy Statement dated June 16, 2008, and this Proxy Ballot.

Please mark, sign, date and return this Proxy Ballot

promptly in the enclosed envelope.

PLEASE FOLD HERE AND RETURN ENTIRE BALLOT – DO NOT DETACH

GE FUNDS - GE SMALL-CAP EQUITY FUND

Proxy for Special Meeting of Shareholders – August 6, 2008

Vote by Phone, by Mail or via the Internet!

CALL:	To vote your proxy by phone, call 1-866-207-2324 and provide the 12-digit control number found on the reverse side of this Proxy Ballot.

Please sign exactly as your name appears on the Proxy Ballot. If the individual signing the card is a fiduciary (e.g., attorney, executor, trustee, guardian), the individual must provide his or her full title following the signature. If a corporation is entitled to provide voting instructions, the Proxy Ballot should be signed by an authorized officer of the corporation.

Please mark your vote on the reverse of this Proxy Ballot.

LOG-ON:	To vote on the Internet go to www.proxyonline.com and enter the 12-digit control number found on the reverse side of this Proxy Ballot.

MAIL:	To vote your proxy by mail check the appropriate voting box on the reverse side of this Proxy Ballot, sign and date the card and return it in the enclosed postage-paid envelope or mail to: P.O. Box 238, Lyndhurst, NJ 07071.	Shareholder sign here

Joint owner sign here

Date:

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

GE FUNDS - GE SMALL-CAP EQUITY FUND

CONTROL NUMBER

1 2 3 4 5 6 7 8 9 1 2 3

WE NEED YOUR PROXY VOTE AS SOON AS POSSIBLE. YOUR PROMPT ATTENTION TO THIS MATTER WILL HELP TO AVOID THE EXPENSE OF FURTHER SOLICITATION.

THE PROXY BALLOT MUST BE SIGNED AND DATED ON THE REVERSE SIDE FOR YOUR INSTRUCTIONS TO BE COUNTED AND WILL BE VOTED IN THE MANNER INDICATED, OR IF NO INSTRUCTION HAS BEEN INDICATED, “FOR” EACH PROPOSAL. PLEASE COMPLETE AND RETURN THIS PROXY BALLOT PROMPTLY. PROXY BALLOTS MUST BE RECEIVED BY AUGUST 6, 2008, TO BE COUNTED.

To vote the proxy for all proposals in the same manner, please use the boxes below.
	FOR ALL	AGAINST ALL	ABSTAIN ALL

	☐	☐	☐

To vote each proposal separately, please use these boxes.

PROPOSALS	FOR	AGAINST	ABSTAIN

1. To approve a new sub-advisory agreement with the Fund’s current sub-adviser, and new sub-advisory agreements with each of the three proposed new sub-advisers, as follows:

A. a new sub-advisory agreement with the Fund’s current sub-adviser, Palisade Capital Management LLC;	☐	☐	☐

B. proposed new sub-adviser Champlain Investment Partners, LLC (under its current ownership);	☐	☐	☐

C. proposed new sub-adviser Champlain Investment Partners, LLC (after its ownership changes);	☐	☐	☐

D. proposed new sub-adviser GlobeFlex Capital, LP; and	☐	☐	☐

E. proposed new sub-adviser SouthernSun Asset Management, Inc.	☐	☐	☐

2. To approve an amendment to the Investment Advisory and Administration Agreement to increase the management fee rate paid by the Fund to GE Asset Management Incorporated (“GEAM”), the Fund’s investment adviser, and to reflect various additional responsibilities related to a fund with multiple sub-advisers.	☐	☐	☐

3. To approve the use of a “manager of managers” arrangement whereby GEAM, the Fund’s investment adviser, under certain circumstances, will be able to hire and replace sub-advisers to the Fund without obtaining shareholder approval.	☐	☐	☐

4. To approve the amendment of the following fundamental investment policies of the Fund:

A. To amend the Fund’s investment policies on senior securities.	☐	☐	☐

B. To amend the Fund’s investment policy on real estate investments.	☐	☐	☐

C. To amend the Fund’s investment policy on making loans.	☐	☐	☐

D. To amend the Fund’s investment policy on borrowing.	☐	☐	☐

E. To amend the Fund’s investment policy on diversification.	☐	☐	☐

F. To amend the Fund’s investment policy on commodities.	☐	☐	☐

(BARCODE HERE)	(TAGID HERE)	(CUSIP HERE)